UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2015

Item 1. Report to Stockholders.

[Calvert Income Fund Semi-Annual Report to Shareholders]

[Calvert Short-Duration Income Fund Semi-Annual Report to Shareholders]

[Calvert Long-Term Income Fund Semi-Annual Report to Shareholders]

[Calvert Ultra-Short Income Fund Semi-Annual Report to Shareholders]

[Calvert Government Fund Semi-Annual Report to Shareholders]

[Calvert High-Yield Bond Fund Semi-Annual Report to Shareholders]

Calvert Income Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

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Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
34	Financial Highlights
41	Explanation of Financial Tables
42	Proxy Voting
42	Availability of Quarterly Portfolio Holdings
43	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT INCOME FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	68.8%
Financial Institutions	19.8%
Industrial	48.3%
Utility	0.7%
Government Related	0.2%
Supranational	0.2%
Municipal	0.3%
Utility	0.3%
Securitized	21.6%
Asset-Backed Securities	13.3%
Commercial Mortgage- Backed Securities	6.9%
Mortgage-Backed Pass- Through	1.4%
Short-Term Investments	0.9%
Treasury	8.2%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies. The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC)

CALVERT INCOME FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	2.83%	4.60%
Class B	2.47%	3.60%
Class C	2.55%	3.87%
Class I	3.21%	5.21%
Class R	2.78%	4.30%
Class Y	3.07%	4.96%

Barclays U.S. Credit Index	3.96%	6.74%

Lipper BBB-Rated Corporate Debt Funds Average	3.78%	6.75%

	30 DAYS ENDED
SEC YIELD	3/31/15	9/30/14
Class A	2.10%	2.35%
Class B	1.34%	1.10%
Class C	1.33%	1.96%
Class I	2.81%	3.28%
Class R	2.00%	2.33%
Class Y	2.51%	2.95%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

long-term target range. Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.

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Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points.

CALVERT INCOME FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	0.65%
Five year	3.46%
Ten year	3.52%

CLASS B SHARES	(WITH MAX. LOAD)
One year	-0.40%
Five year	3.38%
Ten year	3.05%

CLASS C SHARES	(WITH MAX. LOAD)
One year	2.87%
Five year	3.53%
Ten year	3.19%

CLASS I SHARES
One year	5.21%
Five year	4.93%
Ten year	4.59%

CLASS R SHARES*
One year	4.30%
Five year	4.05%
Ten year	3.72%

CLASS Y SHARES**
One year	4.96%
Five year	4.63%
Ten year	4.19%

*    Performance results for Class R shares prior to October 31, 2006 reflect the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.
**    Performance for Class Y Shares prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.25%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,028.31	$6.47
Hypothetical	$1,000.00	$1,018.55	$6.44
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,024.73	$10.75
Hypothetical	$1,000.00	$1,014.31	$10.70
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,025.47	$9.82
Hypothetical	$1,000.00	$1,015.23	$9.77
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,032.09	$3.29
Hypothetical	$1,000.00	$1,021.70	$3.27
(5% return per year before expenses)

CLASS R
Actual	$1,000.00	$1,027.77	$7.43
Hypothetical	$1,000.00	$1,017.60	$7.39
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,030.75	$4.46
Hypothetical	$1,000.00	$1,020.54	$4.44
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.13%, 1.95%, 0.65%, 1.47% and
0.88% for Class A, Class B, Class C, Class I, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 14.7%	PRINCIPAL AMOUNT	VALUE

ALM XII Ltd., 3.449%, 4/16/27 (e)(r)	$3,400,000	$3,363,620
American Homes 4 Rent:
3.50%, 6/17/31 (e)(r)	3,000,000	2,959,749
4.705%, 10/17/36 (e)	2,400,000	2,560,390
4.596%, 12/17/36 (e)	2,950,000	3,121,652
Applebee’s Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (e)	3,050,000	3,156,890
Avis Budget Rental Car Funding AESOP LLC, 3.04%, 3/20/19 (e)	4,820,000	4,803,395
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	4,850,000	5,007,281
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	4,772,315	4,789,819
DB Master Finance LLC, 3.98%, 2/20/45 (e)	2,500,000	2,553,150
Eagle I Ltd., 2.57%, 12/15/39 (e)	3,750,000	3,744,750
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	1,208,457	1,203,464
3.668%, 4/19/44 (e)	2,700,000	2,752,744
4.406%, 4/19/44 (e)	2,783,000	2,850,911
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	3,900,000	3,942,510
FRS I LLC, 3.08%, 4/15/43 (e)	5,976,435	6,020,182
GLC II Trust, 4.00%, 12/18/20 (e)	3,931,808	3,953,433
GLC Trust, 3.00%, 7/15/21 (e)	3,107,249	3,104,141
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	2,748,333	2,757,713
GMAT Trust, 3.721%, 2/25/44 (e)(r)	2,189,192	2,185,919
Hilton Grand Vacations Trust, 2.28%, 1/25/26 (e)	1,246,624	1,257,416
HOA Funding LLC, 4.846%, 8/20/44 (e)	4,752,000	4,763,880
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	300,000	297,875
2.273%, 6/17/31 (e)(r)	2,500,000	2,510,095
3.878%, 6/17/32 (e)(r)	1,750,000	1,750,000
JGWPT XXXI LLC, 4.94%, 3/16/65 (e)	1,000,000	1,066,482
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	1,450,000	1,484,249
Navient Student Loan Trust, 1.714%, 7/25/52 (r)	1,200,000	1,112,720
OneMain Financial Issuance Trust, 2.43%, 6/18/24 (e)	7,400,000	7,411,174
Oxford Finance Funding Trust, 3.475%, 12/15/22 (e)	2,600,000	2,602,860
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	2,806,496	2,778,552
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	2,700,000	2,661,355
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	3,828,118	3,850,750
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	2,887,917	2,984,662
TAL Advantage V LLC:
3.33%, 5/20/39 (e)	3,123,394	3,171,422
3.97%, 5/20/39 (e)	916,667	909,112
3.27%, 11/21/39 (e)	2,513,333	2,559,099
4.15%, 11/21/39 (e)	966,667	980,143
Trinity Rail Leasing LP, 3.525%, 1/15/43 (e)	3,000,000	3,029,400
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	1,979,162	1,985,764
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	5,788,728	5,810,529

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ASSET-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

VOLT XXVII LLC:
3.375%, 8/27/57 (e)(r)	$2,185,687	$2,186,859
4.75%, 8/27/57 (e)(r)	800,000	792,978

Total Asset-Backed Securities (Cost $121,578,878)		122,789,089

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.9%
Banc of America Mortgage Trust, 0.301%, 1/25/34 (r)	18,717,132	76,459
CAM Mortgage Trust:
4.45%, 5/15/48 (e)(r)	3,500,000	3,512,215
5.50%, 12/15/53 (e)(r)	404,107	404,374
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.774%, 5/25/24 (r)	6,980,000	6,378,324
CAS 2014-C03 1M2, 3.174%, 7/25/24 (r)	2,000,000	1,881,648
CAS 2014-C03 2M2, 3.074%, 7/25/24 (r)	1,500,000	1,402,097
CAS 2015-C01 1M2, 4.474%, 2/25/25 (r)	1,950,000	1,986,876

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $16,232,170)		15,641,993

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.9%
Citigroup Commercial Mortgage Trust, 3.575%, 9/15/17 (e)(r)	2,800,000	2,737,280
CSMC Trust, 4.185%, 9/15/37 (e)	1,800,000	1,941,214
EQTY INNS Mortgage Trust, 3.625%, 5/8/31 (e)(r)	4,700,000	4,688,433
Extended Stay America Trust:
3.604%, 12/5/31 (e)	2,970,000	3,093,026
5.053%, 12/5/31 (e)(r)	1,765,000	1,833,770
Hilton USA Trust:
3.714%, 11/5/30 (e)	1,600,000	1,633,723
5.222%, 11/5/30 (e)(r)	3,500,000	3,595,051
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	2,200,000	2,282,313
3.805%, 6/10/27 (e)(r)	1,500,000	1,517,436
3.775%, 6/15/29 (e)(r)	3,500,000	3,495,782
Morgan Stanley Capital I Trust, 3.446%, 7/13/29 (e)(r)	1,700,000	1,661,670
Motel 6 Trust, 5.279%, 2/5/30 (e)	2,100,000	2,103,217
ORES NPL LLC:
6.00%, 3/27/24 (e)	2,600,000	2,600,000
3.081%, 9/25/25 (e)	846,510	844,393
VFC LLC, 5.50%, 7/20/30 (e)	3,000,000	2,999,445

14 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT'D	PRINCIPAL AMOUNT	VALUE

WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	$1,400,000	$1,211,599
4.234%, 8/15/47 (r)	2,200,000	2,275,167

Total Commercial Mortgage-Backed Securities (Cost $40,108,860)		40,513,519

CORPORATE BONDS - 68.9%

21st Century Fox America, Inc., 5.40%, 10/1/43	1,500,000	1,826,403
Actavis Funding SCS:
3.80%, 3/15/25	1,150,000	1,186,834
4.75%, 3/15/45	2,300,000	2,444,569
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22 (e)	1,979,000	2,117,530
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	3,077,944	—
Ally Financial, Inc., 3.25%, 2/13/18	3,000,000	2,970,000
Amazon.com, Inc., 3.30%, 12/5/21	2,000,000	2,080,064
America Movil SAB de CV:
2.375%, 9/8/16	2,000,000	2,032,780
4.375%, 7/16/42	1,500,000	1,499,790
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	600,000	587,625
American Airlines Pass Through Trust:
5.60%, 1/15/22 (e)	2,726,425	2,872,834
3.375%, 11/1/28	2,800,000	2,810,640
American International Group, Inc., 4.50%, 7/16/44	2,450,000	2,629,872
American Tower Corp.:
3.45%, 9/15/21	1,000,000	1,020,766
4.70%, 3/15/22	2,000,000	2,144,920
Amgen, Inc.:
3.625%, 5/22/24	1,000,000	1,051,647
5.375%, 5/15/43	1,500,000	1,789,594
Anadarko Petroleum Corp., 4.50%, 7/15/44	1,000,000	1,023,044
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	1,900,000	1,873,030
4.00%, 1/17/43	1,900,000	1,932,507
Anheuser-Busch InBev Worldwide, Inc.:
2.50%, 7/15/22	1,500,000	1,479,861
3.75%, 7/15/42	1,000,000	975,180
Antero Resources Corp., 6.00%, 12/1/20	1,000,000	1,000,500
Anthem, Inc., 4.65%, 1/15/43	2,000,000	2,167,896
Apache Corp., 4.75%, 4/15/43	1,000,000	1,045,158
Apple, Inc., 3.45%, 2/9/45	4,045,000	3,839,672
ArcelorMittal, 6.125%, 6/1/18	6,700,000	7,199,150
Asian Development Bank, 2.125%, 3/19/25	1,700,000	1,714,630

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

AT&T, Inc.:
2.375%, 11/27/18	$3,500,000	$3,545,052
2.30%, 3/11/19	1,450,000	1,461,103
4.35%, 6/15/45	2,750,000	2,630,317
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 9.75%, 3/15/20	1,400,000	1,525,160
Bank of America Corp.:
2.60%, 1/15/19	1,650,000	1,679,357
4.125%, 1/22/24	3,190,000	3,415,967
4.00%, 4/1/24	1,850,000	1,967,875
4.00%, 1/22/25	1,500,000	1,512,140
4.25%, 10/22/26	3,450,000	3,561,580
Bank of America NA:
5.30%, 3/15/17	9,000,000	9,611,928
6.10%, 6/15/17	5,000,000	5,477,620
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,500,000	2,600,075
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	14,501,000	16,349,879
BP Capital Markets plc:
2.75%, 5/10/23	1,000,000	975,503
3.535%, 11/4/24	1,000,000	1,018,385
Capital One Bank:
2.25%, 2/13/19	2,400,000	2,412,706
3.375%, 2/15/23	4,600,000	4,658,866
Celanese US Holdings LLC, 5.875%, 6/15/21	1,300,000	1,404,000
Celgene Corp., 3.625%, 5/15/24	1,900,000	1,974,632
Cemex SAB de CV:
5.273%, 9/30/15 (e)(r)	6,250,000	6,280,625
6.50%, 12/10/19 (e)	1,000,000	1,062,500
CenturyLink, Inc., 7.65%, 3/15/42	3,650,000	3,732,125
Cisco Systems, Inc., 3.625%, 3/4/24	1,500,000	1,620,424
CIT Group, Inc.:
4.25%, 8/15/17	1,125,000	1,139,062
5.25%, 3/15/18	4,150,000	4,295,250
Citigroup, Inc.:
2.50%, 9/26/18	5,000,000	5,098,000
3.75%, 6/16/24	1,000,000	1,045,162
3.875%, 3/26/25	3,750,000	3,764,085
ConAgra Foods, Inc., 4.65%, 1/25/43	1,000,000	1,003,276
ConocoPhillips Co.:
3.35%, 11/15/24	2,000,000	2,061,004
4.30%, 11/15/44	750,000	796,040
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	4,282,253	4,560,600
Cott Beverages, Inc., 6.75%, 1/1/20 (e)	1,000,000	1,035,000
Coveris Holdings SA, 7.875%, 11/1/19 (e)	1,500,000	1,533,750
Crown Castle Towers LLC:
4.174%, 8/15/37 (e)	825,000	859,650
4.883%, 8/15/40 (e)	3,000,000	3,294,045

16 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Cummins, Inc., 4.875%, 10/1/43	$1,100,000	$1,305,139
CVS Pass-Through Trust, 6.036%, 12/10/28	3,060,025	3,617,250
DDR Corp., 4.75%, 4/15/18	6,700,000	7,212,858
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	600,000	676,588
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.95%, 1/15/25	3,000,000	3,090,831
5.15%, 3/15/42	2,000,000	2,090,144
Discover Bank, 7.00%, 4/15/20	2,500,000	2,967,815
Dow Chemical Co., 4.625%, 10/1/44	1,700,000	1,777,066
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,657,151
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	12,115,000	13,097,817
ERP Operating LP, 4.625%, 12/15/21	1,000,000	1,117,020
Express Scripts Holding Co.:
4.75%, 11/15/21	1,500,000	1,687,660
3.90%, 2/15/22	1,000,000	1,061,811
Ford Motor Credit Co. LLC:
3.984%, 6/15/16	1,500,000	1,546,544
4.25%, 2/3/17	5,000,000	5,250,320
1.684%, 9/8/17	2,000,000	1,997,152
2.145%, 1/9/18	1,350,000	1,365,421
3.219%, 1/9/22	1,000,000	1,021,063
General Electric Capital Corp., 4.625%, 1/7/21	2,250,000	2,533,306
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	3,000,000	3,210,810
General Electric Co.:
3.375%, 3/11/24	4,000,000	4,231,112
4.50%, 3/11/44	4,200,000	4,714,529
General Motors Co., 5.20%, 4/1/45	2,750,000	2,984,674
General Motors Financial Co., Inc.:
3.50%, 7/10/19	1,500,000	1,539,994
3.15%, 1/15/20	600,000	607,138
4.00%, 1/15/25	1,900,000	1,937,840
Genworth Holdings, Inc., 4.80%, 2/15/24	3,800,000	3,196,750
Gilead Sciences, Inc., 3.70%, 4/1/24	1,000,000	1,067,804
Goldman Sachs Group, Inc.:
6.15%, 4/1/18	10,975,000	12,338,545
2.625%, 1/31/19	4,000,000	4,086,664
3.50%, 1/23/25	4,150,000	4,222,849
Grain Spectrum Funding II LLC, 3.29%, 10/10/19 (e)	1,000,000	1,001,250
Health Care REIT, Inc.:
5.25%, 1/15/22	2,000,000	2,254,176
3.75%, 3/15/23	2,000,000	2,048,526
Home Depot, Inc.:
2.70%, 4/1/23	2,000,000	2,030,234
4.20%, 4/1/43	1,000,000	1,092,480
4.40%, 3/15/45	600,000	669,920

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Host Hotels & Resorts LP, 3.75%, 10/15/23	$2,000,000	$2,027,188
Hyundai Capital America, 4.00%, 6/8/17 (e)	2,000,000	2,099,862
Hyundai Capital Services, Inc., 3.50%, 9/13/17 (e)	3,245,000	3,366,499
Illinois Tool Works, Inc., 3.90%, 9/1/42	2,000,000	2,061,392
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	3,000,000	3,030,000
International Lease Finance Corp., 6.75%, 9/1/16 (e)	2,000,000	2,125,000
Jabil Circuit, Inc., 7.75%, 7/15/16	2,000,000	2,145,000
JPMorgan Chase & Co.:
2.35%, 1/28/19	3,000,000	3,049,173
3.625%, 5/13/24	7,000,000	7,278,530
3.875%, 9/10/24	3,000,000	3,077,670
3.125%, 1/23/25	4,900,000	4,914,372
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,500,000	1,560,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	47,598	50,217
Kia Motors Corp., 3.625%, 6/14/16 (e)	4,000,000	4,105,784
Kinder Morgan Energy Partners LP:
4.10%, 11/15/15	1,000,000	1,017,618
4.25%, 9/1/24	1,000,000	1,022,534
5.625%, 9/1/41	2,960,000	3,129,114
Kinder Morgan, Inc.:
5.55%, 6/1/45	1,500,000	1,581,544
5.05%, 2/15/46	4,400,000	4,394,144
Kroger Co., 3.85%, 8/1/23	1,900,000	2,024,912
Laboratory Corporation of America Holdings:
3.60%, 2/1/25	700,000	702,857
4.70%, 2/1/45	700,000	720,507
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	8,000,000	8,640,000
Leucadia National Corp.:
8.125%, 9/15/15	3,320,000	3,417,309
6.625%, 10/23/43	2,925,000	2,923,622
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,619,572
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	2,675,000	2,730,613
Lowe’s Co.’s, Inc., 4.65%, 4/15/42	1,050,000	1,203,432
LYB International Finance BV, 5.25%, 7/15/43	1,000,000	1,114,364
Macy’s Retail Holdings, Inc., 4.30%, 2/15/43	1,000,000	1,014,766
Masco Corp., 4.45%, 4/1/25	850,000	877,625
Massachusetts Institute of Technology, 3.959%, 7/1/38	500,000	537,416
Medtronic, Inc., 3.50%, 3/15/25 (e)	2,000,000	2,090,782
Methanex Corp., 5.65%, 12/1/44	3,275,000	3,439,716
MetLife, Inc.:
4.875%, 11/13/43	2,400,000	2,770,037
4.05%, 3/1/45	900,000	932,056
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.50%, 8/1/18 (e)	752,000	767,040
Michaels Stores, Inc., 5.875%, 12/15/20 (e)	2,650,000	2,722,875

18 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Microsoft Corp., 2.70%, 2/12/25	$2,000,000	$2,007,712
Morgan Stanley:
6.25%, 8/28/17	2,900,000	3,203,665
5.50%, 1/26/20	2,000,000	2,272,986
1.396%, 1/27/20 (r)	2,100,000	2,131,403
2.65%, 1/27/20	3,500,000	3,548,727
3.70%, 10/23/24	2,400,000	2,502,197
5.00%, 11/24/25	4,150,000	4,584,318
NBCUniversal Media LLC:
4.375%, 4/1/21	9,500,000	10,584,245
4.45%, 1/15/43	2,800,000	3,040,486
NII Capital Corp., 7.625%, 4/1/21 (p)*	10,600,000	3,233,000
Northrop Grumman Corp., 3.85%, 4/15/45	1,000,000	984,385
Numericable-SFR SAS, 6.00%, 5/15/22 (e)	2,000,000	2,025,000
Oracle Corp., 3.40%, 7/8/24	2,000,000	2,102,378
PacifiCorp, 4.10%, 2/1/42	4,000,000	4,314,404
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.125%, 5/11/15 (e)	2,200,000	2,204,651
3.05%, 1/9/20 (e)	3,300,000	3,355,288
PepsiCo, Inc., 2.75%, 3/5/22	2,000,000	2,041,222
Pernod Ricard SA:
4.45%, 1/15/22 (e)	8,250,000	8,941,705
4.25%, 7/15/22 (e)	2,000,000	2,155,556
Pioneer Natural Resources Co., 5.875%, 7/15/16	3,340,000	3,525,554
ProLogis LP, 6.875%, 3/15/20	1,407,000	1,659,305
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,062,500
Prudential Financial, Inc., 4.60%, 5/15/44	1,000,000	1,060,261
Regions Bank, 7.50%, 5/15/18	514,000	597,439
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,323,501
Rio Tinto Finance USA plc, 3.50%, 3/22/22	2,000,000	2,066,300
SABMiller Holdings, Inc.:
2.20%, 8/1/18 (e)	1,300,000	1,315,040
3.75%, 1/15/22 (e)	4,215,000	4,434,007
4.95%, 1/15/42 (e)	1,500,000	1,685,379
SBA Tower Trust, 3.722%, 4/15/48 (e)	6,870,000	7,094,903
Shell International Finance BV, 4.55%, 8/12/43	2,000,000	2,267,028
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	2,945,000	2,985,494
Sprint Corp., 7.25%, 9/15/21	3,150,000	3,165,750
Telefonica Emisiones SAU:
3.992%, 2/16/16	2,670,000	2,737,962
3.192%, 4/27/18	2,000,000	2,085,884
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	1,500,000	1,556,250
The TJX Co.’s, Inc., 2.50%, 5/15/23	2,000,000	1,971,130
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,200,000	1,295,648
Time Warner Cable, Inc., 5.50%, 9/1/41	4,250,000	4,882,155

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Time Warner, Inc.:
4.05%, 12/15/23	$1,500,000	$1,605,522
5.375%, 10/15/41	4,000,000	4,684,628
4.90%, 6/15/42	1,500,000	1,664,402
Total Capital International SA, 2.70%, 1/25/23	2,000,000	1,993,086
Turkish Airlines Pass Through Trust, 4.20%, 9/15/28 (e)	800,000	808,000
United Airlines Pass Through Trust:
4.75%, 10/11/23	2,904,000	2,944,075
4.625%, 3/3/24	1,600,000	1,604,480
United Technologies Corp., 4.50%, 6/1/42	2,900,000	3,216,503
Verizon Communications, Inc.:
2.625%, 2/21/20	10,765,000	10,951,880
3.50%, 11/1/24	2,400,000	2,456,076
4.862%, 8/21/46	11,945,000	12,505,639
Viacom, Inc.:
3.875%, 4/1/24	2,000,000	2,057,724
5.25%, 4/1/44	1,950,000	2,092,325
Virgin Australia Trust:
6.00%, 4/23/22 (e)	2,717,984	2,813,114
5.00%, 4/23/25 (e)	773,147	813,737
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	2,050,000	2,024,170
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24	2,200,000	2,274,694
4.80%, 11/18/44	1,600,000	1,726,950
Wal-Mart Stores, Inc., 4.00%, 4/11/43	4,150,000	4,402,067
Wells Fargo & Co.:
3.45%, 2/13/23	2,000,000	2,046,410
4.10%, 6/3/26	2,000,000	2,110,136
Whirlpool Corp., 2.40%, 3/1/19	1,000,000	1,012,996
Williams Co.’s, Inc., 5.75%, 6/24/44	8,000,000	7,476,952
Williams Partners LP:
3.60%, 3/15/22	3,400,000	3,389,382
3.90%, 1/15/25	2,000,000	1,955,462
Williams Partners LP / ACMP Finance Corp.:
6.125%, 7/15/22	2,600,000	2,754,700
4.875%, 3/15/24	4,650,000	4,673,250
Zoetis, Inc., 1.875%, 2/1/18	1,500,000	1,500,855

Total Corporate Bonds (Cost $549,520,119)		575,436,665

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	95	101

Total U.S. Government Agencies and Instrumentalities (Cost $95)		101

20 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%	PRINCIPAL AMOUNT	VALUE
Ginnie Mae, 11.00%, 10/15/15	$8	$8

Total U.S. Government Agency Mortgage-Backed Securities (Cost $8)		8

U.S. TREASURY OBLIGATIONS - 8.1%
United States Treasury Bonds, 3.00%, 11/15/44	15,125,000	16,572,508
United States Treasury Notes:
0.50%, 3/31/17	9,980,000	9,968,303
1.00%, 3/15/18	7,950,000	7,979,192
1.375%, 3/31/20	10,235,000	10,236,597
1.75%, 3/31/22	7,910,000	7,930,392
2.00%, 2/15/25	14,945,000	15,039,572

Total U.S. Treasury Obligations (Cost $66,781,735)		67,726,564

TIME DEPOSIT - 0.9%
State Street Bank Time Deposit, 0.088%, 4/1/15	7,870,897	7,870,897

Total Time Deposit (Cost $7,870,897)		7,870,897

TOTAL INVESTMENTS (Cost $802,092,762) - 99.4%		829,978,836
Other assets and liabilities, net - 0.6%		5,297,444
NET ASSETS - 100%		$835,276,280

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 33,992,900 shares outstanding		$1,038,140,903
Class B: 39,878 shares outstanding		17,915,201
Class C: 6,127,397 shares outstanding		140,137,913
Class I: 5,687,181 shares outstanding		121,461,709
Class R: 324,694 shares outstanding		4,580,271
Class Y: 4,157,540 shares outstanding		64,943,218
Undistributed net investment income		220,440
Accumulated net realized gain (loss)		(580,179,092)
Net unrealized appreciation (depreciation)		28,055,717

NET ASSETS		$835,276,280

See notes to financial statements.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

NET ASSET VALUE PER SHARE
Class A (based on net assets of $563,587,469)	$16.58
Class B (based on net assets of $652,616)	$16.37
Class C (based on net assets of $101,583,095)	$16.58
Class I (based on net assets of $94,345,999)	$16.59
Class R (based on net assets of $5,425,117)	$16.71
Class Y (based on net assets of $69,681,984)	$16.76

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	221	6/15	$48,433,531	$103,617
Ultra U.S. Treasury Bonds	223	6/15	37,882,125	764,118
Total Purchased				$867,735

Sold:
5 Year U.S. Treasury Notes	135	6/15	$16,228,477	($196,388)
10 Year U.S. Treasury Notes	385	6/15	49,628,906	(501,704)
Total Sold				($698,092)
(b)    This security was valued under the direction of the Board of Trustees. See Note A.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)    Security is in default and is no longer accruing interest.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(x)    Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*    Non-income producing security.
Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
See notes to financial statements.

22 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$17,443,856
Dividend income	21,960
Total investment income	17,465,816

Expenses:
Investment advisory fee	1,720,803
Administrative fees	1,197,811
Transfer agency fees and expenses	916,209
Distribution Plan expenses:
Class A	734,380
Class B	4,879
Class C	519,832
Class R	13,569
Trustees' fees and expenses	63,477
Custodian fees	55,415
Registration fees	42,345
Reports to shareholders	47,535
Professional fees	49,259
Accounting fees	61,102
Miscellaneous	20,696
Total expenses	5,447,312
Reimbursement from Advisor:
Class B	(8,766)
Class R	(7,741)
Net expenses	5,430,805

NET INVESTMENT INCOME	12,035,011

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,531,538)
Futures	730,060
(1,801,478)
Change in unrealized appreciation (depreciation) on:
Investments	13,973,082
Futures	85,064
14,058,146

NET REALIZED AND UNREALIZED GAIN (LOSS)	12,256,668

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,291,679

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$12,035,011	$27,594,912
Net realized gain (loss)	(1,801,478)	(16,719,592)
Change in unrealized appreciation (depreciation)	14,058,146	36,475,100

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,291,679	47,350,420

Distributions to shareholders from:
Net investment income:
Class A shares	(8,154,205)	(19,738,154)
Class B shares	(9,440)	(56,683)
Class C shares	(1,097,607)	(2,557,698)
Class I shares	(1,581,109)	(3,256,812)
Class R shares	(70,203)	(135,730)
Class Y shares	(1,107,265)	(1,844,471)
Total distributions	(12,019,829)	(27,589,548)

Capital share transactions:
Shares sold:
Class A shares	29,279,386	58,135,737
Class B shares	958	33,570
Class C shares	2,067,047	3,276,853
Class I shares	6,626,071	13,628,419
Class R shares	534,623	1,176,454
Class Y shares	7,411,511	30,347,431
Reinvestment of distributions:
Class A shares	7,356,425	17,952,323
Class B shares	7,744	47,077
Class C shares	735,650	1,691,297
Class I shares	1,561,672	3,200,584
Class R shares	63,702	121,628
Class Y shares	721,224	970,884
Redemption fees:
Class A shares	720	10,939
Class C shares	112	41
Class I shares	—	1,209
Class R shares	—	53
Class Y shares	235	230
See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS - CONT'D	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Shares redeemed:
Class A shares	($97,248,712)	($247,321,343)
Class B shares	(645,436)	(2,962,693)
Class C shares	(10,108,514)	(31,938,939)
Class I shares	(8,163,232)	(21,901,425)
Class R shares	(660,953)	(1,485,384)
Class Y shares	(9,881,222)	(25,133,677)
Total capital share transactions	(70,340,989)	(200,148,732)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,069,139)	(180,387,860)

NET ASSETS
Beginning of period	893,345,419	1,073,733,279
End of period (including undistributed net investment income of $220,440 and $205,258, respectively)	$835,276,280	$893,345,419

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,777,939	3,560,530
Class B shares	59	2,075
Class C shares	125,623	200,327
Class I shares	402,283	831,692
Class R shares	32,203	71,261
Class Y shares	445,524	1,822,323
Reinvestment of distributions:
Class A shares	447,197	1,097,697
Class B shares	477	2,905
Class C shares	44,729	103,441
Class I shares	94,882	195,595
Class R shares	3,843	7,377
Class Y shares	43,367	58,714
Shares redeemed:
Class A shares	(5,908,161)	(15,168,560)
Class B shares	(39,800)	(182,955)
Class C shares	(614,292)	(1,961,250)
Class I shares	(495,573)	(1,344,465)
Class R shares	(39,840)	(90,945)
Class Y shares	(593,713)	(1,527,005)
Total capital share activity	(4,273,253)	(12,321,243)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers six classes of shares of beneficial interest - Classes A, B, C, I, R, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class B shares were closed effective April 20, 2015. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or deferred sales charge and have a higher level of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and

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other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset backed securities	__	$122,789,089	__	$122,789,089
Collateralized mortgage-backed obligations	—	15,641,993	—	15,641,993
Commercial mortgage-backed securities	—	40,513,519	—	40,513,519
Corporate debt	—	575,436,665	**	575,436,665
U.S. government obligations	—	67,726,673	—	61,726,673
Other debt obligations	—	7,870,897	—	7,870,897
TOTAL	—	$829,978,836	**	$829,978,836
Other financial instruments***	$169,643	—	—	$169,643

*    For a complete listing of investments, please refer to the Statement of Net Assets.
**    Level 3 Securities are valued at $0 and represent 0.0% of net assets.
***    Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and

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carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.
During the period, the Fund invested in 2 year, 5 year, 10 year, 30 year and Ultra U.S. Treasury Notes and Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 148 contracts and $16,366,287 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

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Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 22.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets: .40% on the first $2 billion, .375% on the next $5.5 billion, .35% on the next $2.5 billion, and .325% over $10 billion. Under the terms of the agreement, $284,567 was payable.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 for Class I, R and Y. The contractual expense caps are .84%, 1.47%, and 1.09%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. The Advisor voluntarily reimbursed Class B shares for expenses of $8,766 for the six months ended March 31, 2015. At period end $3,535 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, C, R, and Y shares pay an annual rate of .30% on the first $3 billion, .25% on the next $2 billion, and .225% over $5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $197,490 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, 1.00%, 1.00%, and .75% annually of the Fund’s average daily net assets of Class A, B, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, 1.00%, and .50% of the Fund’s average daily net assets of Class A, B, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $209,611 was payable at period end.
CID received $13,030 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $68,439 for the six months ended March 31, 2015. Under the terms of the agreement, $10,962 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $433,899,986 and $540,060,628, respectively. U.S. government security purchases and sales were $696,811,625 and $661,707,301 respectively.

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CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
30-Sep-16	($3,976,802)
30-Sep-18	(254,299,863)
30-Sep-19	(77,128,701)

No Expiration Date
Long-term	($239,654,973)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$31,263,909
Unrealized (depreciation)	(6,521,803)
Net unrealized appreciation/(depreciation)	$24,742,106

Federal income tax cost of investments	$805,236,730
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2015. For the six months ended March 31, 2015, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$191,444	1.35%	$7,020,933	November 2014
NOTE E — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”)

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with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.
Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. The SEC is continuing its examination of these matters. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.
NOTE F — SUBSEQUENT EVENTS
All existing Class B shares of the Fund were automatically converted to Class A shares of the Fund at the close of business on April 20, 2015, without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. Class B shares were closed at that time and are no longer available.
In preparing the financial statements as of March 31, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.35	$16.03	$16.56
Income from investment operations:
Net investment income	.23	.47	.45
Net realized and unrealized gain (loss)	.23	.32	(.53)
Total from investment operations	.46	.79	(.08)
Distributions from:
Net investment income	(.23)	(.47)	(.45)
Net realized gain	—	—	—
Total distributions	(.23)	(.47)	(.45)
Total increase (decrease) in net asset value	.23	.32	(.53)
Net asset value, ending	$16.58	$16.35	$16.03

Total return*	2.83%	4.98%	(.49%)
Ratios to average net assets: A
Net investment income	2.78% (a)	2.86%	2.73%
Total expenses	1.28% (a)	1.25%	1.23%
Expenses before offsets	1.28% (a)	1.25%	1.23%
Net expenses	1.28% (a)	1.25%	1.23%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$563,587	$615,847	$772,608

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.77	$16.12	$15.39
Income from investment operations:
Net investment income	.54	.52	.53
Net realized and unrealized gain (loss)	.79	(.35)	.72
Total from investment operations	1.33	.17	1.25
Distributions from:
Net investment income	(.54)	(.52)	(.52)
Net realized gain	—	—	—
Total distributions	(.54)	(.52)	(.52)
Total increase (decrease) in net asset value	.79	(.35)	.73
Net asset value, ending	$16.56	$15.77	$16.12

Total return*	8.63%	1.06%	8.27%
Ratios to average net assets: A
Net investment income	3.33%	3.20%	3.33%
Total expenses	1.30%	1.25%	1.23%
Expenses before offsets	1.30%	1.25%	1.23%
Net expenses	1.30%	1.25%	1.23%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$1,077,077	$1,521,374	$2,321,499
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS B SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.14	$15.94	$16.46
Income from investment operations:
Net investment income	.16	.33	.31
Net realized and unrealized gain (loss)	.24	.29	(.52)
Total from investment operations	.40	.62	(.21)
Distributions from:
Net investment income	(.17)	(.42)	(.31)
Net realized gain	—	—	—
Total distributions	(.17)	(.42)	(.31)
Total increase (decrease) in net asset value	.23	.20	(.52)
Net asset value, ending	$16.37	$16.14	$15.94

Total return*	2.47%	3.93%	(1.29%)
Ratios to average net assets: A
Net investment income	1.94% (a)	1.99%	1.83%
Total expenses	3.93% (a)	2.17%	2.20%
Expenses before offsets	2.13% (a)	2.13%	2.13%
Net expenses	2.13% (a)	2.13%	2.13%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$653	$1,278	$4,098

		YEARS ENDED
CLASS B SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.69	$16.05	$15.32
Income from investment operations:
Net investment income	.42	.37	.39
Net realized and unrealized gain (loss)	.78	(.34)	.72
Total from investment operations	1.20	.03	1.11
Distributions from:
Net investment income	(.43)	(.39)	(.38)
Net realized gain	—	—	—
Total distributions	(.43)	(.39)	(.38)
Total increase (decrease) in net asset value	.77	(.36)	.73
Net asset value, ending	$16.46	$15.69	$16.05

Total return*	7.78%	.16%	7.36%
Ratios to average net assets: A
Net investment income	2.58%	2.35%	2.43%
Total expenses	2.17%	2.11%	2.10%
Expenses before offsets	2.08%	2.11%	2.10%
Net expenses	2.08%	2.11%	2.10%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$10,463	$21,239	$38,770
See notes to financial highlights.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.34	$16.03	$16.56
Income from investment operations:
Net investment income	.17	.36	.34
Net realized and unrealized gain (loss)	.24	.31	(.53)
Total from investment operations	.41	.67	(.19)
Distributions from:
Net investment income	(.17)	(.36)	(.34)
Net realized gain	—	—	—
Total distributions	(.17)	(.36)	(.34)
Total increase (decrease) in net asset value	.24	.31	(.53)
Net asset value, ending	$16.58	$16.34	$16.03

Total return*	2.55%	4.19%	(1.19%)
Ratios to average net assets: A
Net investment income	2.11% (a)	2.17%	2.04%
Total expenses	1.95% (a)	1.94%	1.92%
Expenses before offsets	1.95% (a)	1.94%	1.92%
Net expenses	1.95% (a)	1.94%	1.92%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$101,583	$107,401	$131,920

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 31, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.77	$16.12	$15.38
Income from investment operations:
Net investment income	.42	.40	.42
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.21	.06	1.15
Distributions from:
Net investment income	(.42)	(.41)	(.41)
Net realized gain	—	—	—
Total distributions	(.42)	(.41)	(.41)
Total increase (decrease) in net asset value	.79	(.35)	.74
Net asset value, ending	$16.56	$15.77	$16.12

Total return*	7.83%	.35%	7.56%
Ratios to average net assets: A
Net investment income	2.61%	2.50%	2.62%
Total expenses	2.01%	1.94%	1.93%
Expenses before offsets	2.01%	1.94%	1.93%
Net expenses	2.01%	1.94%	1.93%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$176,600	$213,870	$303,615
See notes to financial highlights.
36 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.35	$16.04	$16.58
Income from investment operations:
Net investment income	.28	.57	.56
Net realized and unrealized gain (loss)	.24	.31	(.54)
Total from investment operations	.52	.88	.02
Distributions from:
Net investment income	(.28)	(.57)	(.56)
Net realized gain	—	—	—
Total distributions	(.28)	(.57)	(.56)
Total increase (decrease) in net asset value	.24	.31	(.54)
Net asset value, ending	$16.59	$16.35	$16.04

Total return*	3.21%	5.56%	.09%
Ratios to average net assets: A
Net investment income	3.41% (a)	3.49%	3.38%
Total expenses	.65% (a)	.62%	.58%
Expenses before offsets	.65% (a)	.62%	.58%
Net expenses	.65% (a)	.62%	.58%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$94,346	$92,982	$96,281

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.79	$16.14	$15.40
Income from investment operations:
Net investment income	.64	.63	.63
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.43	.29	1.36
Distributions from:
Net investment income	(.64)	(.64)	(.62)
Net realized gain	—	—	—
Total distributions	(.64)	(.64)	(.62)
Total increase (decrease) in net asset value	.79	(.35)	.74
Net asset value, ending	$16.58	$15.79	$16.14

Total return*	9.29%	1.78%	9.05%
Ratios to average net assets: A
Net investment income	3.96%	3.90%	4.01%
Total expenses	.66%	.56%	.55%
Expenses before offsets	.66%	.56%	.55%
Net expenses	.66%	.56%	.55%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$109,866	$157,548	$261,542
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS R SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.47	$16.15	$16.67
Income from investment operations:
Net investment income	.21	.43	.42
Net realized and unrealized gain (loss)	.24	.32	(.52)
Total from investment operations	.45	.75	(.10)
Distributions from:
Net investment income	(.21)	(.43)	(.42)
Net realized gain	—	—	—
Total distributions	(.21)	(.43)	(.42)
Total increase (decrease) in net asset value	.24	.32	(.52)
Net asset value, ending	$16.71	$16.47	$16.15

Total return*	2.78%	4.70%	(.64%)
Ratios to average net assets: A
Net investment income	2.59% (a)	2.63%	2.49%
Total expenses	1.76% (a)	1.69%	1.67%
Expenses before offsets	1.47% (a)	1.47%	1.47%
Net expenses	1.47% (a)	1.47%	1.47%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$5,425	$5,411	$5,505

		YEARS ENDED
CLASS R SHARES	SEPTEMBER 31, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.88	$16.22	$15.48
Income from investment operations:
Net investment income	.51	.48	.49
Net realized and unrealized gain (loss)	.79	(.34)	.73
Total from investment operations	1.30	.14	1.22
Distributions from:
Net investment income	(.51)	(.48)	(.48)
Net realized gain	—	—	—
Total distributions	(.51)	(.48)	(.48)
Total increase (decrease) in net asset value	.79	(.34)	.74
Net asset value, ending	$16.67	$15.88	$16.22

Total return*	8.37%	.88%	8.01%
Ratios to average net assets: A
Net investment income	3.14%	2.98%	3.11%
Total expenses	1.61%	1.54%	1.45%
Expenses before offsets	1.47%	1.47%	1.45%
Net expenses	1.47%	1.47%	1.45%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$8,283	$9,340	$12,306
See notes to financial highlights.

38 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013
Net asset value, beginning	$16.52	$16.20	$16.74
Income from investment operations:
Net investment income	.26	.52	.52
Net realized and unrealized gain (loss)	.24	.33	(.54)
Total from investment operations	.50	.85	(.02)
Distributions from:
Net investment income	(.26)	(.53)	(.52)
Net realized gain	—	—	—
Total distributions	(.26)	(.53)	(.52)
Total increase (decrease) in net asset value	.24	.32	(.54)
Net asset value, ending	$16.76	$16.52	$16.20

Total return*	3.07%	5.28%	(.14%)
Ratios to average net assets: A
Net investment income	3.18% (a)	3.21%	3.10%
Total expenses	.88% (a)	.89%	.86%
Expenses before offsets	.88% (a)	.89%	.86%
Net expenses	.88% (a)	.89%	.86%
Portfolio turnover	134%	214%	236%
Net assets, ending (in thousands)	$69,682	$70,426	$63,321

		YEARS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.95	$16.29	$15.53
Income from investment operations:
Net investment income	.61	.58	.56
Net realized and unrealized gain (loss)	.79	(.34)	.76
Total from investment operations	1.40	.24	1.32
Distributions from:
Net investment income	(.61)	(.58)	(.56)
Net realized gain	—	—	—
Total distributions	(.61)	(.58)	(.56)
Total increase (decrease) in net asset value	.79	(.34)	.76
Net asset value, ending	$16.74	$15.95	$16.29

Total return*	8.97%	1.48%	8.65%
Ratios to average net assets: A
Net investment income	3.70%	3.53%	3.76%
Total expenses	.95%	.87%	.83%
Expenses before offsets	.95%	.87%	.83%
Net expenses	.95%	.87%	.83%
Portfolio turnover	210%	223%	259%
Net assets, ending (in thousands)	$85,521	$111,661	$104,674
See notes to financial highlights.

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A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
See notes to financial statements.

40 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

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processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule

44 www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund’s assets were below the asset level at which a breakpoint in its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Fund’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

www.calvert.com CALVERT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

To Open an Account
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Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
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Bond Portfolio
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Short Duration Income Fund
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Ultra-Short Income Fund
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Equity Funds
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Social Index Fund
Capital Accumulation Fund
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Small Cap Fund
Global Energy Solutions Fund
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International Opportunities Fund
Equity Income Fund
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
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4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Statement of Net Assets
25	Statement of Operations
26	Statements of Changes in Net Assets
28	Notes to Financial Statements
35	Financial Highlights
40	Explanation of Financial Tables
41	Proxy Voting
41	Availability of Quarterly Portfolio Holdings
42	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT SHORT DURATION INCOME FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	57.0%
Financial Institutions	23.1%
Industrial	33.8%
Utility	0.1%
Government Related	0.2%
Agency	0.2%
Securitized	33.3%
Asset-Backed Securities	19.5%
Commercial Mortgage-Backed Securities	12.2%
Mortgage-Backed Pass-Through	1.6%
Short-Term Investments	2.8%
Treasury	6.7%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies. The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range. Wage growth is modest but steady.

CALVERT SHORT DURATION INCOME FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	0.75%	0.95%
Class C	0.38%	0.20%
Class I	1.09%	1.57%
Class Y	0.91%	1.23%

Barclays 1-5 Year U.S. Credit Index	1.48%	2.35%

Lipper Short Investment Grade Debt Funds Average	0.55%	0.93%

	30 DAYS ENDED
SEC YIELD	3/31/15	9/30/14
Class A	1.37%	1.36%
Class C	0.48%	0.66%
Class I	1.97%	2.04%
Class Y	1.66%	1.64%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment below 5.5%. Discord on Capitol Hill

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promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points.

CALVERT SHORT DURATION INCOME FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-1.82%
Five year	1.77%
Ten year	3.47%

CLASS C SHARES	(WITH MAX. LOAD)
One year	-0.80%
Five year	1.58%
Ten year	2.96%

CLASS I SHARES*
One year	1.57%
Five year	2.93%
Ten year	4.24%

CLASS Y SHARES**
One year	1.23%
Five year	2.66%
Ten year	3.96%

*    Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.
**    Calvert Short Duration Income Fund first offered Class Y shares beginning on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.14%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,007.53	$5.41
Hypothetical	$1,000.00	$1,019.55	$5.44
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,003.77	$9.08
Hypothetical	$1,000.00	$1,015.87	$9.13
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,010.86	$2.49
Hypothetical	$1,000.00	$1,022.46	$2.50
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,009.10	$3.80
Hypothetical	$1,000.00	$1,021.15	$3.82
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.82%, 0.50%, and 0.76% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 23.0%	PRINCIPAL AMOUNT	VALUE

ALM XII Ltd., 1.749%, 4/16/27 (e)(r)	$8,200,000	$8,195,900
American Credit Acceptance Receivables Trust:
1.45%, 4/16/18 (e)	3,539,894	3,541,222
0.99%, 8/10/18 (e)	1,776,338	1,775,597
5.91%, 7/15/19 (e)	4,500,000	4,503,326
2.39%, 11/12/19 (e)	3,820,000	3,834,016
American Homes 4 Rent:
1.60%, 6/17/31 (e)(r)	2,000,000	1,981,680
2.00%, 6/17/31 (e)(r)	2,000,000	1,985,024
2.35%, 6/17/31 (e)(r)	2,920,000	2,925,925
Applebee’s Funding LLC / IHOP Funding LLC, 4.277%, 9/5/44 (e)	5,250,000	5,433,992
Avis Budget Rental Car Funding AESOP LLC, 3.29%, 2/20/21 (e)	6,000,000	5,833,086
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	2,772,346	2,759,316
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	4,000,000	3,991,200
BXG Receivables Note Trust, 2.88%, 5/2/30 (e)	4,915,135	4,919,558
Capital Automotive REIT, 5.73%, 12/15/38 (e)	4,686,375	4,988,899
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	7,250,000	7,364,543
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	12,028,000	12,418,056
CLI Funding V LLC, 3.38%, 10/18/29 (e)	6,708,333	6,804,229
Colony American Homes, 1.525%, 7/17/31 (e)(r)	5,100,000	5,049,944
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	6,872,133	6,897,340
CPS Auto Receivables Trust:
2.78%, 6/17/19 (e)	372,888	376,585
1.31%, 6/15/20 (e)	1,023,886	1,016,686
CPS Auto Trust, 1.82%, 9/15/20 (e)	2,313,247	2,303,108
Credit Acceptance Auto Loan Trust, 2.61%, 1/17/23 (e)	2,500,000	2,510,515
Cronos Containers Program I Ltd., 3.27%, 11/18/29 (e)	5,777,778	5,860,024
DB Master Finance LLC, 3.262%, 2/20/45 (e)	8,000,000	8,077,360
Diamond Resorts Owner Trust, 2.98%, 5/20/27 (e)	3,275,650	3,286,423
Domino’s Pizza Master Issuer LLC, 5.216%, 1/25/42 (e)	4,831,250	5,023,456
DT Auto Owner Trust:
1.67%, 2/15/19 (e)	216,312	216,384
1.88%, 4/15/19 (e)	4,000,000	4,013,352
Eagle I Ltd., 2.57%, 12/15/39 (e)	7,500,000	7,489,500
Element Rail Leasing I LLC, 2.299%, 4/19/44 (e)	6,042,286	6,017,319
Ellington Loan Acquisition Trust, 1.074%, 5/25/37 (e)(r)	1,758,656	1,746,439
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	489,198	489,640
1.49%, 11/15/17 (e)	1,362,498	1,364,976
Flagship Credit Auto Trust, 1.32%, 4/16/18 (e)	944,966	945,833

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ASSET-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

FRS I LLC:
1.80%, 4/15/43 (e)	$3,473,812	$3,446,098
3.08%, 4/15/43 (e)	6,788,529	6,838,221
3.96%, 4/15/43 (e)	5,980,778	6,077,523
GLC II Trust, 4.00%, 12/18/20 (e)	7,595,539	7,637,314
GLC Trust, 3.00%, 7/15/21 (e)	10,417,365	10,406,948
GMAT Trust, 3.721%, 2/25/44 (e)(r)	1,256,634	1,254,755
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	1,200,000	1,191,499
1.177%, 6/17/31 (e)(r)	5,000,000	4,943,350
2.273%, 6/17/31 (e)(r)	15,000,000	15,060,570
1.777%, 9/17/31 (e)(r)	4,000,000	4,001,872
2.178%, 6/17/32 (e)(r)	2,500,000	2,500,000
2.478%, 6/17/32 (e)(r)	2,000,000	2,000,000
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	3,815,000	3,820,761
2.47%, 9/18/24 (e)	10,650,000	10,638,285
3.19%, 3/18/26 (e)	7,000,000	7,029,400
SBA Tower Trust, 2.898%, 10/15/44 (e)	7,000,000	7,085,078
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	5,519,442	5,464,485
Sierra Timeshare Receivables Funding LLC:
2.92%, 11/20/25 (e)	1,142,886	1,151,282
4.36%, 7/20/28 (e)	465,083	477,670
2.84%, 11/20/28 (e)	1,745,095	1,772,415
3.58%, 11/20/28 (e)	3,534,370	3,597,133
1.87%, 8/20/29 (e)	2,671,175	2,677,433
1.59%, 11/20/29 (e)	3,381,626	3,377,504
2.39%, 11/20/29 (e)	820,177	822,175
2.07%, 3/20/30 (e)	2,273,004	2,286,501
2.42%, 3/20/30 (e)	2,273,004	2,276,512
2.70%, 10/20/30 (e)	78,589	79,190
2.80%, 10/20/31 (e)	3,263,369	3,285,772
Silver Bay Realty Trust, 2.223%, 9/17/31 (e)(r)	6,500,000	6,513,975
Silverleaf Finance XVIII LLC, 2.81%, 1/15/27 (e)	5,727,412	5,730,723
SLM Private Credit Student Loan Trust, 0.671%, 6/15/39 (r)	7,909,466	7,317,316
SNAAC Auto Receivables Trust:
1.14%, 7/16/18 (e)	170,661	170,693
3.07%, 8/15/18 (e)	3,000,000	3,041,919
SoFi Professional Loan Program LLC:
3.02%, 10/25/27 (e)	1,193,788	1,215,834
2.55%, 8/27/29 (e)	3,301,752	3,321,272
2.42%, 3/25/30 (e)	3,238,566	3,237,896
1.421%, 8/25/32 (e)(r)	5,248,975	5,252,009
Spirit Master Funding LLC, 3.501%, 1/20/45 (e)	3,000,000	2,996,100
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	12,409,895	12,441,838

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ASSET-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

Springleaf Funding Trust:
2.41%, 12/15/22 (e)	$5,000,000	$5,000,500
3.92%, 1/16/23 (e)	1,600,000	1,602,880
3.92%, 1/16/23 (e)	2,000,000	1,999,800
3.16%, 11/15/24 (e)	10,000,000	10,094,790
STORE Master Funding LLC, 4.16%, 3/20/43 (e)	4,841,964	4,975,118
Structured Asset Securities Corp. Mortgage Loan Trust, 0.294%, 1/25/37 (e)(r)	2,471,555	2,419,007
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	1,604,013	1,592,778
SWAY Residential Trust, 1.477%, 1/17/32 (e)(r)	1,982,599	1,979,968
TAL Advantage V LLC:
3.55%, 11/20/38 (e)	4,462,467	4,563,274
3.51%, 2/22/39 (e)	1,783,333	1,812,040
4.10%, 2/22/39 (e)	1,783,333	1,813,554
1.70%, 5/20/39 (e)	5,511,088	5,474,754
Truman Capital Mortgage Loan Trust, 3.125%, 6/25/54 (e)(r)	2,532,024	2,529,104
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	3,760,408	3,772,952
Vericrest Opportunity Loan Transferee 2014-NPL4 LLC, 3.125%, 4/27/54 (e)(r)	5,482,645	5,464,130

Total Asset-Backed Securities (Cost $372,571,924)		373,474,423

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.0%
CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	748,543	748,485
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M1, 1.124%, 5/25/24 (r)	8,586,897	8,564,400
CAS 2014-C02 1M2, 2.774%, 5/25/24 (r)	5,300,000	4,843,140
CAS 2014-C02 2M2, 2.774%, 5/25/24 (r)	1,900,000	1,745,344
CAS 2014-C03 1M2, 3.174%, 7/25/24 (r)	5,350,000	5,033,408
CAS 2014-C03 2M2, 3.074%, 7/25/24 (r)	2,800,000	2,617,247
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.624%, 11/25/23 (r)	2,872,715	2,876,386
Springleaf Mortgage Loan Trust:
1.27%, 6/25/58 (e)(r)	5,249,852	5,243,017
1.57%, 12/25/59 (e)(r)	1,373,390	1,376,809

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $33,674,939)		33,048,236

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.5%
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	108,229	109,140
BLCP Hotel Trust, 2.675%, 8/15/29 (e)(r)	3,600,000	3,606,930
Boca Hotel Portfolio Trust, 1.925%, 8/15/26 (e)(r)	5,200,000	5,200,000
CDGJ Commercial Mortgage Trust, 2.025%, 12/15/27 (e)(r)	6,000,000	6,010,314
CGBAM Commercial Mortgage Trust:
1.375%, 2/15/31 (e)(r)	2,000,000	1,995,332
1.775%, 2/15/31 (e)(r)	2,750,000	2,744,566

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	$6,064,944	$6,078,153
COMM SAVA Mortgage Trust, 3.275%, 6/15/34 (e)(r)	4,200,000	4,203,583
Commercial Mortgage Pass Through Certificates:
2.177%, 6/11/27 (e)(r)	5,000,000	4,990,080
1.775%, 6/8/30 (e)(r)	15,000,000	14,993,130
Credit Suisse Mortgage Capital Certificates, 1.425%, 3/15/17 (e)(r)	3,000,000	2,989,800
CSMC Trust:
1.80%, 4/15/27 (e)(r)	3,000,000	2,987,994
2.325%, 4/15/27 (e)(r)	2,000,000	1,994,034
EQTY INNS Mortgage Trust:
1.775%, 5/8/31 (e)(r)	4,500,000	4,457,187
2.525%, 5/8/31 (e)(r)	7,269,000	7,247,905
Extended Stay America Trust, 3.604%, 12/5/31 (e)	7,760,000	8,081,442
GE Business Loan Trust, 0.675%, 11/15/33 (e)(r)	1,501,797	1,418,361
GS Mortgage Securities Corp Trust, 3.79%, 1/10/31 (e)	3,500,000	3,633,928
Hilton USA Trust:
1.673%, 11/5/30 (e)(r)	6,898,255	6,898,428
3.714%, 11/5/30 (e)	1,600,000	1,633,723
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	4,200,000	4,357,143
3.805%, 6/10/27 (e)(r)	3,000,000	3,034,872
3.775%, 6/15/29 (e)(r)	7,300,000	7,291,204
1.325%, 4/15/30 (e)(r)	11,000,000	10,998,251
1.428%, 1/15/32 (e)(r)	3,000,000	2,997,156
1.978%, 1/15/32 (e)(r)	5,000,000	5,006,550
Morgan Stanley Capital I Trust, 3.446%, 7/13/29 (e)(r)	1,500,000	1,511,675
Motel 6 Trust, 5.279%, 2/5/30 (e)	4,700,000	4,707,200
ORES NPL LLC:
3.00%, 3/27/24 (e)	4,479,025	4,479,025
3.081%, 9/25/25 (e)	1,388,276	1,384,805
RREF 2013-RIAL4 LLC, 3.25%, 11/27/28 (e)(r)	1,273,866	1,279,401

Total Commercial Mortgage-Backed Securities (Cost $137,905,522)		138,321,312

CORPORATE BONDS - 56.9%
99 Cents Only Stores LLC, 11.00%, 12/15/19	1,500,000	1,575,000
AbbVie, Inc., 1.75%, 11/6/17	2,000,000	2,007,094
Actavis Funding SCS:
3.00%, 3/12/20	2,000,000	2,046,170
3.45%, 3/15/22	2,000,000	2,048,554
Aetna, Inc., 1.50%, 11/15/17	1,000,000	1,004,850
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Ally Financial, Inc.:
4.625%, 6/26/15	4,500,000	4,522,500
3.25%, 2/13/18	4,500,000	4,455,000

16 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Amazon.com, Inc.:
2.60%, 12/5/19	$1,000,000	$1,024,287
3.30%, 12/5/21	1,000,000	1,040,032
America Movil SAB de CV:
2.375%, 9/8/16	2,250,000	2,286,878
1.268%, 9/12/16 (r)	2,000,000	2,007,812
American Airlines B Pass Through Trust, 3.70%, 11/1/24	2,650,000	2,656,625
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	1,100,000	1,077,312
American Airlines Pass Through Trust:
7.00%, 7/31/19 (e)	4,164,204	4,511,498
5.60%, 1/15/22 (e)	1,350,607	1,423,134
4.375%, 4/1/24	2,430,000	2,517,966
American International Group, Inc., 3.375%, 8/15/20	2,700,000	2,848,913
American Tower Corp., 4.70%, 3/15/22	3,500,000	3,753,610
Amgen, Inc., 3.625%, 5/22/24	575,000	604,697
Anheuser-Busch InBev Finance, Inc., 1.25%, 1/17/18	5,000,000	5,006,280
Antero Resources Corp., 6.00%, 12/1/20	1,000,000	1,000,500
Anthem, Inc., 1.875%, 1/15/18	2,000,000	2,011,120
Apple, Inc.:
2.15%, 2/9/22	1,000,000	987,056
2.50%, 2/9/25	2,000,000	1,957,240
ArcelorMittal:
4.50%, 8/5/15	1,900,000	1,914,250
6.125%, 6/1/18	2,300,000	2,471,350
AT&T, Inc.:
2.375%, 11/27/18	4,700,000	4,760,498
3.875%, 8/15/21	2,100,000	2,224,721
Bank of America Corp.:
5.25%, 12/1/15	500,000	513,437
5.70%, 5/2/17	5,000,000	5,386,990
6.40%, 8/28/17	5,000,000	5,541,635
2.60%, 1/15/19	5,000,000	5,088,960
4.00%, 4/1/24	4,600,000	4,893,094
Bank of America NA:
5.30%, 3/15/17	30,000,000	32,039,760
0.571%, 6/15/17 (r)	19,537,000	19,371,912
6.10%, 6/15/17	1,155,000	1,265,330
1.65%, 3/26/18	3,000,000	3,007,479
Bayer US Finance LLC:
1.50%, 10/6/17 (e)	1,000,000	1,006,426
2.375%, 10/8/19 (e)	2,000,000	2,034,172
3.00%, 10/8/21 (e)	1,000,000	1,034,611
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,021,866
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	2,000,000	2,112,312
3.00%, 5/15/22	3,000,000	3,120,090
Berkshire Hathaway, Inc., 1.90%, 1/31/17	3,000,000	3,059,559

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	$7,869,000	$8,872,298
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	1,500,000	1,237,500
BP Capital Markets plc:
1.846%, 5/5/17	5,000,000	5,060,200
1.375%, 5/10/18	2,000,000	1,991,032
2.237%, 5/10/19	1,000,000	1,010,770
Capital One Bank:
1.20%, 2/13/17	4,000,000	3,989,836
2.25%, 2/13/19	3,000,000	3,015,882
Capital One Financial Corp.:
3.15%, 7/15/16	2,500,000	2,563,910
6.15%, 9/1/16	3,800,000	4,048,721
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	1,500,000	1,595,625
Celanese US Holdings LLC, 5.875%, 6/15/21	2,000,000	2,160,000
Cemex SAB de CV:
5.273%, 9/30/15 (e)(r)	16,350,000	16,430,115
5.003%, 10/15/18 (e)(r)	2,000,000	2,089,000
6.50%, 12/10/19 (e)	750,000	796,875
CenturyLink, Inc., 5.625%, 4/1/20	2,000,000	2,100,000
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	2,500,000	2,720,300
Cisco Systems, Inc., 2.125%, 3/1/19	4,600,000	4,694,190
CIT Group, Inc.:
5.00%, 5/15/17	2,400,000	2,468,256
4.25%, 8/15/17	8,325,000	8,429,062
5.25%, 3/15/18	5,100,000	5,278,500
Citigroup, Inc.:
0.534%, 6/9/16 (r)	18,000,000	17,891,064
2.50%, 9/26/18	19,000,000	19,372,400
CNH Industrial Capital LLC, 3.875%, 11/1/15	1,000,000	1,007,500
ConAgra Foods, Inc., 1.90%, 1/25/18	2,000,000	2,002,492
ConocoPhillips Co., 2.875%, 11/15/21	2,000,000	2,050,874
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	10,260,448	10,927,377
Cott Beverages, Inc., 6.75%, 1/1/20 (e)	1,250,000	1,293,750
Coveris Holdings SA, 7.875%, 11/1/19 (e)	2,000,000	2,045,000
Crown Castle Towers LLC:
5.495%, 1/15/37 (e)	4,000,000	4,195,224
4.174%, 8/15/37 (e)	1,500,000	1,563,000
Crown Media Holdings, Inc., 10.50%, 7/15/19	1,000,000	1,070,000
CVS Pass-Through Trust, 6.036%, 12/10/28	1,759,514	2,079,919
DDR Corp., 4.75%, 4/15/18	9,265,000	9,974,199
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	2,750,000	2,811,050
Deutsche Telekom International Finance BV, 2.25%, 3/6/17 (e)	4,000,000	4,069,464
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 10/1/19	10,000,000	11,519,320
Discover Bank, 8.70%, 11/18/19	2,107,000	2,595,143
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/24 (e)	1,241,201	1,316,635

18 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	$3,000,000	$3,071,082
Eaton Corp., 0.95%, 11/2/15	3,000,000	3,000,462
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	22,805,000	24,655,033
ERP Operating LP, 2.375%, 7/1/19	2,000,000	2,026,072
FedEx Corp., 2.30%, 2/1/20	2,000,000	2,020,790
Fifth Third Bancorp, 0.69%, 12/20/16 (r)	12,000,000	11,927,976
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	16,550,000	17,023,065
3.984%, 6/15/16	4,000,000	4,124,116
4.25%, 2/3/17	4,500,000	4,725,288
2.145%, 1/9/18	2,550,000	2,579,129
1.182%, 11/4/19 (r)	4,700,000	4,704,018
General Electric Capital Corp.:
2.90%, 1/9/17	6,000,000	6,217,884
2.30%, 4/27/17	3,000,000	3,078,066
2.20%, 1/9/20	3,000,000	3,033,102
4.625%, 1/7/21	1,300,000	1,463,688
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	5,000,000	5,351,350
General Motors Co., 4.00%, 4/1/25	900,000	914,147
General Motors Financial Co., Inc.:
3.00%, 9/25/17	5,000,000	5,093,750
3.50%, 7/10/19	4,000,000	4,106,652
3.15%, 1/15/20	1,400,000	1,416,654
4.00%, 1/15/25	900,000	917,924
Goldman Sachs Group, Inc.:
3.625%, 2/7/16	2,300,000	2,349,213
6.15%, 4/1/18	4,600,000	5,171,509
2.625%, 1/31/19	10,800,000	11,033,993
1.417%, 4/23/20 (r)	4,000,000	4,050,844
2.60%, 4/23/20	3,000,000	3,031,917
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	2,000,000	2,115,000
Hartford Financial Services Group, Inc., 6.30%, 3/15/18	4,250,000	4,777,442
Hewlett-Packard Co., 0.93%, 8/3/15 (e)	15,200,000	15,185,064
Host Hotels & Resorts LP, 3.75%, 10/15/23	2,000,000	2,027,188
Hyundai Capital America:
1.875%, 8/9/16 (e)	1,000,000	1,008,653
4.00%, 6/8/17 (e)	3,615,000	3,795,501
2.875%, 8/9/18 (e)	1,000,000	1,030,301
Hyundai Capital Services, Inc.:
3.50%, 9/13/17 (e)	3,000,000	3,112,326
2.625%, 9/29/20 (e)	2,000,000	2,008,400
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	5,550,000	5,605,500
International Lease Finance Corp.:
4.875%, 4/1/15	7,750,000	7,750,000
6.75%, 9/1/16 (e)	5,500,000	5,843,750

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Jabil Circuit, Inc., 7.75%, 7/15/16	$10,000,000	$10,725,000
John Deere Capital Corp., 1.95%, 3/4/19	1,500,000	1,514,876
JPMorgan Chase & Co.:
2.35%, 1/28/19	18,300,000	18,599,955
2.25%, 1/23/20	5,000,000	5,010,710
3.125%, 1/23/25	3,000,000	3,008,799
JPMorgan Chase Bank NA, 5.875%, 6/13/16	8,000,000	8,446,032
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	3,000,000	3,120,000
Kia Motors Corp., 3.625%, 6/14/16 (e)	5,850,000	6,004,709
Kinder Morgan Energy Partners LP:
4.10%, 11/15/15	2,000,000	2,035,236
2.65%, 2/1/19	1,000,000	1,001,543
Kinder Morgan, Inc.:
2.00%, 12/1/17	1,000,000	998,443
5.00%, 2/15/21 (e)	6,000,000	6,412,824
Kraft Foods Group, Inc.:
1.625%, 6/4/15	1,000,000	1,001,677
2.25%, 6/5/17	2,000,000	2,036,132
Kroger Co., 2.95%, 11/1/21	3,000,000	3,058,383
Laboratory Corporation of America Holdings:
2.625%, 2/1/20	2,000,000	2,012,524
3.20%, 2/1/22	2,000,000	2,024,718
Leucadia National Corp., 8.125%, 9/15/15	4,200,000	4,323,102
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,695,658
Lockheed Martin Corp., 2.125%, 9/15/16	2,000,000	2,038,312
LyondellBasell Industries NV, 5.00%, 4/15/19	2,500,000	2,756,912
Masco Corp., 4.80%, 6/15/15	1,000,000	1,008,069
Medtronic, Inc.:
1.50%, 3/15/18 (e)	1,000,000	1,004,344
2.50%, 3/15/20 (e)	1,000,000	1,022,140
3.15%, 3/15/22 (e)	3,000,000	3,115,092
Merck & Co., Inc.:
1.85%, 2/10/20	2,000,000	2,012,786
2.35%, 2/10/22	3,000,000	3,002,646
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (e)	8,000,000	8,033,712
Microsoft Corp.:
1.85%, 2/12/20	4,000,000	4,038,028
2.375%, 2/12/22	3,000,000	3,021,663
Morgan Stanley:
6.25%, 8/28/17	8,200,000	9,058,638
0.997%, 7/23/19 (r)	11,000,000	10,985,920
2.375%, 7/23/19	4,700,000	4,735,067
1.396%, 1/27/20 (r)	5,000,000	5,074,770
2.65%, 1/27/20	5,000,000	5,069,610
Mylan, Inc.:
1.80%, 6/24/16	2,000,000	2,016,086
2.60%, 6/24/18	1,000,000	1,021,137

20 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

National City Corp., 6.875%, 5/15/19	$1,500,000	$1,769,879
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	991,241
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	2,000,000	2,012,538
NBCUniversal Media LLC, 4.375%, 4/1/21	5,000,000	5,570,655
NII Capital Corp., 7.625%, 4/1/21 (p)*	17,270,000	5,267,350
Nissan Motor Acceptance Corp.:
2.65%, 9/26/18 (e)	4,600,000	4,738,276
2.35%, 3/4/19 (e)	3,800,000	3,869,080
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, 11/15/20	4,000,000	4,107,240
Northrop Grumman Corp., 1.75%, 6/1/18	2,000,000	2,005,874
Numericable-SFR SAS, 4.875%, 5/15/19 (e)	2,000,000	1,990,000
Oracle Corp.:
2.25%, 10/8/19	2,000,000	2,039,500
2.80%, 7/8/21	2,000,000	2,071,568
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.125%, 5/11/15 (e)	4,000,000	4,008,456
2.50%, 3/15/16 (e)	5,000,000	5,072,400
3.05%, 1/9/20 (e)	1,600,000	1,626,806
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	2,406,000	1,323,300
Pernod Ricard SA:
2.95%, 1/15/17 (e)	5,000,000	5,142,810
4.25%, 7/15/22 (e)	2,000,000	2,155,556
Perrigo Co. plc, 1.30%, 11/8/16	1,000,000	999,384
Pioneer Natural Resources Co., 5.875%, 7/15/16	2,750,000	2,902,776
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	2,129,000	2,262,062
Prudential Covered Trust, 2.997%, 9/30/15 (e)	280,000	282,775
Regions Bank, 7.50%, 5/15/18	750,000	871,749
Regions Financial Corp., 5.75%, 6/15/15	7,750,000	7,818,743
Rio Tinto Finance USA plc, 2.00%, 3/22/17	3,500,000	3,551,548
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	3,000,000	3,123,750
SABMiller Holdings, Inc., 2.20%, 8/1/18 (e)	8,700,000	8,800,650
SBA Communications Corp., 4.875%, 7/15/22 (e)	1,398,000	1,369,426
SBA Tower Trust, 2.24%, 4/15/43 (e)	12,000,000	11,990,256
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	6,627,000	6,718,121
Sprint Communications, Inc., 6.00%, 12/1/16	4,000,000	4,176,000
SunTrust Bank, 0.553%, 8/24/15 (r)	5,175,000	5,173,018
SunTrust Banks, Inc., 3.50%, 1/20/17	2,500,000	2,602,565
SUPERVALU, Inc., 6.75%, 6/1/21	4,000,000	4,120,000
Symantec Corp., 2.75%, 9/15/15	2,710,000	2,731,198
Sysco Corp.:
1.45%, 10/2/17	1,000,000	1,007,952
2.35%, 10/2/19	1,000,000	1,023,125
Telefonica Emisiones SAU:
3.992%, 2/16/16	5,270,000	5,404,143
3.192%, 4/27/18	3,000,000	3,128,826
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	1,500,000	1,556,250

www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Thermo Fisher Scientific, Inc.:
1.30%, 2/1/17	$2,000,000	$2,001,100
2.40%, 2/1/19	1,000,000	1,014,044
Time Warner Cable, Inc.:
6.75%, 7/1/18	3,000,000	3,446,937
8.75%, 2/14/19	1,500,000	1,851,678
Time Warner, Inc., 4.05%, 12/15/23	1,500,000	1,605,522
Total Capital International SA, 1.55%, 6/28/17	3,000,000	3,033,654
Turkish Airlines Pass Through Trust, 4.20%, 9/15/28 (e)	1,200,000	1,212,000
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,112,576
United Airlines Pass Through Trust:
4.75%, 10/11/23	2,650,000	2,686,570
4.625%, 3/3/24	3,150,000	3,158,820
UnitedHealth Group, Inc., 1.875%, 11/15/16	2,000,000	2,033,346
Ventas Realty LP / Ventas Capital Corp.:
4.00%, 4/30/19	2,000,000	2,136,822
2.70%, 4/1/20	3,000,000	3,032,610
Verizon Communications, Inc.:
2.625%, 2/21/20	16,700,000	16,989,912
3.50%, 11/1/24	1,000,000	1,023,365
Viacom, Inc.:
2.20%, 4/1/19	3,000,000	3,000,366
2.75%, 12/15/19	2,000,000	2,031,504
Virgin Australia Trust:
6.00%, 4/23/22 (e)	2,241,102	2,319,540
5.00%, 4/23/25 (e)	7,242,666	7,622,906
Virgin Media Finance plc, 4.875%, 2/15/22	1,000,000	955,000
Volkswagen International Finance NV:
1.125%, 11/18/16 (e)	2,000,000	2,006,910
2.125%, 11/20/18 (e)	1,000,000	1,012,437
Vornado Realty LP, 2.50%, 6/30/19	4,425,000	4,460,524
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	2,300,000	2,271,020
Walgreens Boots Alliance, Inc.:
1.75%, 11/17/17	1,000,000	1,009,084
2.70%, 11/18/19	2,000,000	2,043,196
3.30%, 11/18/21	2,000,000	2,059,026
Whirlpool Corp., 1.65%, 11/1/17	2,000,000	2,012,776
Williams Co.’s, Inc., 4.55%, 6/24/24	3,000,000	2,905,539
Williams Partners LP, 3.60%, 3/15/22	6,500,000	6,479,701
Williams Partners LP / ACMP Finance Corp., 6.125%, 7/15/22	7,000,000	7,416,500
Xerox Corp., 2.80%, 5/15/20	2,000,000	2,017,948
Zoetis, Inc., 1.875%, 2/1/18	6,250,000	6,253,563

Total Corporate Bonds (Cost $907,204,260)		923,564,507

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FLOATING RATE LOANS (d) - 0.4%	PRINCIPAL AMOUNT	VALUE
Albertson’s Holdings LLC:
1.00%, 8/25/19 (r)	$1,200,000	$1,206,937
1.00%, 8/25/21 (r)	950,000	957,257
BJ’s Wholesale Club, Inc., 1.00%, 9/26/19 (r)	2,296,220	2,295,143
SUPERVALU, Inc., 1.00%, 3/21/19 (r)	1,468,471	1,471,734

Total Floating Rate Loans (Cost $5,876,720)		5,931,071

MUNICIPAL OBLIGATIONS - 0.9%
City of Old Town Maine Solid Waste Disposal Revenue VRDN, 0.25%, 12/1/24 (r)†	5,000,000	5,000,000
New York State MMC Corp. Revenue VRDN, 0.38%, 11/1/35 (r)†	7,010,000	7,010,000
Prentiss County Mississippi Industrial Development Revenue VRDN, 0.40%, 10/1/17 (r)†	2,450,000	2,450,000

Total Municipal Obligations (Cost $14,460,000)		14,460,000

SOVEREIGN GOVERNMENT BONDS - 0.1%
Kommunalbanken AS, 0.75%, 11/21/16 (e)	1,000,000	1,001,714

Total Sovereign Government Bonds (Cost $998,490)		1,001,714

TIME DEPOSIT - 1.0%
State Street Bank Time Deposit, 0.088%, 4/1/15	15,766,876	15,766,876

Total Time Deposit (Cost $15,766,876)		15,766,876

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
COP I LLC, 3.613%, 12/5/21	1,848,545	1,966,877

Total U.S. Government Agencies and Instrumentalities (Cost $1,848,545)		1,966,877

U.S. TREASURY OBLIGATIONS - 6.6%
United States Treasury Notes:
1.00%, 3/15/18	44,690,000	44,854,102
1.375%, 3/31/20	20,465,000	20,468,192
1.75%, 3/31/22	12,065,000	12,096,104
2.00%, 2/15/25	30,315,000	30,506,833

Total U.S. Treasury Obligations (Cost $107,023,150)		107,925,231

TOTAL INVESTMENTS (Cost $1,597,330,426) - 99.5%		1,615,460,247
Other assets and liabilities, net - 0.5%		7,949,645
NET ASSETS - 100%		$1,623,409,892

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 49,636,370 shares outstanding	$786,582,745
Class C: 10,621,772 shares outstanding	169,189,624
Class I: 16,146,663 shares outstanding	263,423,435
Class Y: 23,817,141 shares outstanding	396,528,045
Undistributed net investment income	162,963
Accumulated net realized gain (loss)	(10,416,744)
Net unrealized appreciation (depreciation)	17,939,824

NET ASSETS	$1,623,409,892

NET ASSET VALUE PER SHARE
Class A (based on net assets of $802,062,669)	$16.16
Class C (based on net assets of $171,010,500)	$16.10
Class I (based on net assets of $262,330,444)	$16.25
Class Y (based on net assets of $388,006,279)	$16.29

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	956	6/15	$209,513,375	$432,484
5 Year U.S. Treasury Notes	9	6/15	1,081,898	618
Total Purchased				$433,102

Sold:
10 Year U.S. Treasury Notes	432	6/15	$55,687,500	($623,099)
(b)    This security was valued under the direction of the Board of Trustees. See Note A.
(d)    Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)    Security is in default and is no longer accruing interest.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(x)    Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*    Non-income producing security.
†    The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.
Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Notes
See notes to financial statements.

24 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign taxes withheld of $160)	$24,463,800
Total investment income	24,463,800

Expenses:
Investment advisory fee	2,818,649
Administrative fees	2,258,459
Transfer agency fees and expenses	1,352,123
Distribution Plan expenses:
Class A	1,067,364
Class C	917,136
Trustees' fees and expenses	114,723
Custodian fees	70,350
Registration fees	41,638
Reports to shareholders	56,831
Professional fees	81,239
Accounting fees	103,931
Miscellaneous	31,048
Total expenses	8,913,491
Reimbursement from Advisor:
Class A	(492,891)
Net expenses	8,420,600

NET INVESTMENT INCOME	16,043,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(7,960,580)
Futures	(1,888,029)
(9,848,609)

Change in unrealized appreciation (depreciation) on:
Investments	7,645,529
Futures	(427,566)
7,217,963

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,630,646)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,412,554

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$16,043,200	$34,591,594
Net realized gain (loss)	(9,848,609)	4,243,090
Change in unrealized appreciation (depreciation)	7,217,963	(13,407,468)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,412,554	25,427,216

Distributions to shareholders from:
Net investment income:
Class A shares	(7,688,786)	(20,185,154)
Class C shares	(976,470)	(2,461,905)
Class I shares	(3,091,623)	(4,892,987)
Class Y shares	(4,205,423)	(7,226,530)
Net realized gain:
Class A shares	(227,124)	—
Class C shares	(49,202)	—
Class I shares	(66,491)	—
Class Y shares	(104,070)	—
Total distributions	(16,409,189)	(34,766,576)

Capital share transactions:
Shares sold:
Class A shares	70,498,789	215,050,083
Class C shares	9,390,295	24,025,330
Class I shares	89,077,370	113,773,938
Class Y shares	75,521,891	217,732,943
Reinvestment of distributions:
Class A shares	6,998,656	17,773,508
Class C shares	675,041	1,597,502
Class I shares	2,645,485	3,982,761
Class Y shares	3,198,375	4,736,024
Redemption fees:
Class A shares	1,813	17,939
Class C shares	693	2,591
Class I shares	80	—
Class Y shares	2,320	10,681
See notes to financial statements.
26 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Capital share transactions - Cont’d:
Shares redeemed:
Class A shares	($207,396,538)	($440,035,258)
Class C shares	(32,841,669)	(58,879,155)
Class I shares	(60,437,219)	(42,467,319)
Class Y shares	(90,948,346)	(148,953,532)
Total capital share transactions	(133,612,964)	(91,631,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(136,609,599)	(100,971,324)

NET ASSETS
Beginning of period	1,760,019,491	1,860,990,815
End of period (undistributed net investment income of $162,963 and $82,065, respectively)	$1,623,409,892	$1,760,019,491

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	4,368,168	13,172,075
Class C shares	584,193	1,477,002
Class I shares	5,483,803	6,931,225
Class Y shares	4,637,973	13,242,207
Reinvestment of distributions:
Class A shares	434,120	1,089,324
Class C shares	42,027	98,264
Class I shares	163,209	242,944
Class Y shares	196,791	288,086
Shares redeemed:
Class A shares	(12,841,553)	(26,964,235)
Class C shares	(2,042,909)	(3,621,354)
Class I shares	(3,723,716)	(2,586,063)
Class Y shares	(5,588,835)	(9,054,602)
Total capital share activity	(8,286,729)	(5,685,127)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities

28 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations and commercial mortgage-backed securities pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based

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approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$373,474,423	—	$373,474,423
Collateralized mortgage-backed obligations	—	33,048,236	—	33,048,236
Commercial mortgage-backed securities	—	138,321,312	—	138,321,312
Corporate bonds	—	923,564,507	**	923,564,507
Municipal obligations	—	14,460,000	—	14,460,000
U.S. government obligations	—	109,892,108	—	109,892,108
Other debt obligations	—	22,699,661	—	22,699,661
TOTAL	—	$1,615,460,247	**	$1,615,460,247
Other financial instruments***	$189,997	—	—	$189,997

*    For a complete listing of investments, please refer to the Statement of Net Assets.
**    Level 3 securities were valued at $0 and represent 0.0% of net assets.
***    Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan.

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When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the period, the Fund invested in 2 year, 5 year and 10 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 635 contracts and $7,730,417 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 24.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized

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and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average net assets: .35% on the first $750 million, .325% next $750 million, .30% next $2 billion, and .275% over $3.5 billion. Under the terms of the agreement, $465,565 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.08%, .75%, and .95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $41,115 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A, C, and Y

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shares pay an annual rate of .30% on the first $1.5 billion and .275% over $1.5 billion of the combined assets of all classes of the Fund. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $368,768 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $318,267 was payable at period end.
CID received $15,703 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $54,211 for the six months ended March 31, 2015. Under the terms of the agreement, $8,257 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $666,103,868 and $836,317,038, respectively. U.S. government security purchases and sales were $1,392,619,768 and $1,357,243,576, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2015, such purchase and sales transactions were $16,460,000 and $7,700,000, respectively. There were no gains or losses on these sale transactions.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$21,989,375
Unrealized (depreciation)	(4,006,085)
Net unrealized appreciation/(depreciation)	$17,983,290

Federal income tax cost of investments	$1,597,476,957

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NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2015. For the six months ended March 31, 2015, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$6,911	1.38%	$1,257,796	March 2015
NOTE E — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.
Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. The SEC is continuing its examination of these matters. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.
NOTE F — SUBSEQUENT EVENTS
On December 10, 2014, the Board of Trustees approved the reorganization of the Calvert Government Fund into the Fund. Shareholders approved the reorganization at a meeting on April 17, 2015 and the reorganization took place on April 30, 2015.
In preparing the financial statements as of March 31, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

34 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.19	$16.28	$16.43
Income from investment operations:
Net investment income	.15	.31	.30
Net realized and unrealized gain (loss)	(.03)	(.09)	(.12)
Total from investment operations	.12	.22	.18
Distributions from:
Net investment income	(.15)	(.31)	(.32)
Net realized gain	**	—	(.01)
Total distributions	(.15)	(.31)	(.33)
Total increase (decrease) in net asset value	(.03)	(.09)	(.15)
Net asset value, ending	$16.16	$16.19	$16.28

Total return*	.75%	1.34%	1.12%
Ratios to average net assets: A
Net investment income	1.81% (a)	1.87%	1.84%
Total expenses	1.20% (a)	1.14%	1.12%
Expenses before offsets	1.08% (a)	1.08%	1.08%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	126%	168%	166%
Net assets, ending (in thousands)	$802,063	$933,534	$1,145,473

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$16.06	$16.64	$16.48
Income from investment operations:
Net investment income	.35	.33	.42
Net realized and unrealized gain (loss)	.65	(.40)	.37
Total from investment operations	1.00	(.07)	.79
Distributions from:
Net investment income	(.38)	(.39)	(.40)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.63)	(.51)	(.63)
Total increase (decrease) in net asset value	.37	(.58)	.16
Net asset value, ending	$16.43	$16.06	$16.64

Total return*	6.41%	(.46%)	4.90%
Ratios to average net assets: A
Net investment income	2.18%	2.02%	2.53%
Total expenses	1.22%	1.15%	1.14%
Expenses before offsets	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$1,279,265	$1,686,575	$2,002,449
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.13	$16.21	$16.37
Income from investment operations:
Net investment income	.09	.19	.19
Net realized and unrealized gain (loss)	(.03)	(.08)	(.14)
Total from investment operations	.06	.11	.05
Distributions from:
Net investment income	(.09)	(.19)	(.20)
Net realized gain	**	—	(.01)
Total distributions	(.09)	(.19)	(.21)
Total increase (decrease) in net asset value	(.03)	(.08)	(.16)
Net asset value, ending	$16.10	$16.13	$16.21

Total return*	.38%	.67%	.34%
Ratios to average net assets: A
Net investment income	1.07% (a)	1.15%	1.14%
Total expenses	1.82% (a)	1.80%	1.78%
Expenses before offsets	1.82% (a)	1.80%	1.78%
Net expenses	1.82% (a)	1.80%	1.78%
Portfolio turnover	126%	168%	166%
Net assets, ending (in thousands)	$171,011	$194,133	$228,366

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$15.99	$16.58	$16.41
Income from investment operations:
Net investment income	.22	.21	.29
Net realized and unrealized gain (loss)	.66	(.41)	.38
Total from investment operations	.88	(.20)	.67
Distributions from:
Net investment income	(.25)	(.27)	(.27)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.50)	(.39)	(.50)
Total increase (decrease) in net asset value	.38	(.59)	.17
Net asset value, ending	$16.37	$15.99	$16.58

Total return*	5.65%	(1.25%)	4.18%
Ratios to average net assets: A
Net investment income	1.40%	1.30%	1.79%
Total expenses	1.86%	1.79%	1.80%
Expenses before offsets	1.86%	1.79%	1.80%
Net expenses	1.86%	1.79%	1.80%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$258,843	$311,299	$337,866
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.27	$16.35	$16.51
Income from investment operations:
Net investment income	.19	.40	.39
Net realized and unrealized gain (loss)	(.02)	(.08)	(.13)
Total from investment operations	.17	.32	.26
Distributions from:
Net investment income	(.19)	(.40)	(.41)
Net realized gain	**	—	(.01)
Total distributions	(.19)	(.40)	(.42)
Total increase (decrease) in net asset value	(.02)	(.08)	(.16)
Net asset value, ending	$16.25	$16.27	$16.35

Total return*	1.09%	1.97%	1.64%
Ratios to average net assets: A
Net investment income	2.40% (a)	2.46%	2.44%
Total expenses	.50% (a)	.48%	.49%
Expenses before offsets	.50% (a)	.48%	.49%
Net expenses	.50% (a)	.48%	.49%
Portfolio turnover	126%	168%	166%
Net assets, ending (in thousands)	$262,330	$231,420	$157,557

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$16.12	$16.71	$16.53
Income from investment operations:
Net investment income	.44	.43	.50
Net realized and unrealized gain (loss)	.66	(.42)	.39
Total from investment operations	1.10	.01	.89
Distributions from:
Net investment income	(.46)	(.48)	(.48)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.71)	(.60)	(.71)
Total increase (decrease) in net asset value	.39	(.59)	.18
Net asset value, ending	$16.51	$16.12	$16.71

Total return*	7.05%	.05%	5.53%
Ratios to average net assets: A
Net investment income	2.72%	2.57%	3.07%
Total expenses	.55%	.49%	.51%
Expenses before offsets	.55%	.49%	.51%
Net expenses	.55%	.49%	.51%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$100,874	$85,310	$59,348
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.32	$16.40	$16.56
Income from investment operations:
Net investment income	.17	.36	.36
Net realized and unrealized gain (loss)	(.03)	(.08)	(.13)
Total from investment operations	.14	.28	.23
Distributions from:
Net investment income	(.17)	(.36)	(.38)
Net realized gain	**	—	(.01)
Total distributions	(.17)	(.36)	(.39)
Total increase (decrease) in net asset value	(.03)	(.08)	(.16)
Net asset value, ending	$16.29	$16.32	$16.40

Total return*	.91%	1.70%	1.41%
Ratios to average net assets: A
Net investment income	2.13% (a)	2.17%	2.19%
Total expenses	.76% (a)	.76%	.73%
Expenses before offsets	.76% (a)	.76%	.73%
Net expenses	.76% (a)	.76%	.73%
Portfolio turnover	126%	168%	166%
Net assets, ending (in thousands)	$388,006	$400,932	$329,595

		YEARS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$16.18	$16.79	$16.59
Income from investment operations:
Net investment income	.40	.40	.43
Net realized and unrealized gain (loss)	.66	(.43)	.42
Total from investment operations	1.06	(.03)	.85
Distributions from:
Net investment income	(.43)	(.46)	(.42)
Net realized gain	(.25)	(.12)	(.23)
Total distributions	(.68)	(.58)	(.65)
Total increase (decrease) in net asset value	.38	(.61)	.20
Net asset value, ending	$16.56	$16.18	$16.79

Total return*	6.77%	(.20%)	5.24%
Ratios to average net assets: A
Net investment income	2.48%	2.38%	2.72%
Total expenses	.81%	.79%	.80%
Expenses before offsets	.81%	.79%	.80%
Net expenses	.81%	.79%	.80%
Portfolio turnover	187%	263%	226%
Net assets, ending (in thousands)	$304,223	$455,764	$1,062,397
See notes to financial highlights.

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A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Less than $.01 per share.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

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processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing

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economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

44 www.calvert.com CALVERT SHORT DURATION INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

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To Open an Account
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Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
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Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SHORT DURATION INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Long-Term Income Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Notes to Financial Statements
27	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

4 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT LONG-TERM INCOME FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	64.9%
Financial Institutions	15.1%
Industrial	48.7%
Utility	1.1%
Government Related	1.2%
Local Authority	1.2%
Municipal	0.2%
Government Public Service	0.1%
Utility	0.1%
Securitized	3.8%
Asset-Backed Securities	1.3%
Commercial Mortgage-Backed Securities	2.5%
Short-Term Investments	7.8%
Treasury	22.1%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies. The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range.

CALVERT LONG-TERM INCOME FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	7.73%	12.25%
Class I**	7.88%	12.16%

Barclays Long U.S. Credit Index	7.24%	12.84%

Lipper BBB-Rated Corporate Debt Funds Average	3.78%	6.75%

	30 DAYS ENDED
SEC YIELD	3/31/15	9/30/14
Class A	2.17%	2.68%
Class I	0.75%	—

*
Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.
**    Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment

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below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points.

CALVERT LONG-TERM INCOME FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	8.06%
Five year	7.25%
Since inception (12/31/2004)	7.92%

CLASS I SHARES*
One year	12.16%
Five year	8.05%
Since inception (1/30/2015)	8.33%

*    Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different

8 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.27%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,077.26	$6.47
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,076.40	$2.85
Hypothetical	$1,000.00	$1,022.19	$2.78
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 0.55% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 3.6%	PRINCIPAL AMOUNT	VALUE

ALM XII Ltd., 3.449%, 4/16/27 (e)(r)	$300,000	$296,790
American Homes 4 Rent:
3.786%, 10/17/36 (e)	446,935	465,409
4.705%, 10/17/36 (e)	401,000	427,798
4.596%, 12/17/36 (e)	300,000	317,456
Colony American Homes, 2.027%, 5/17/31 (e)(r)	400,000	398,790
JGWPT XXXII LLC, 4.48%, 1/15/75 (e)	150,000	153,543
Navient Student Loan Trust, 1.714%, 7/25/52 (r)	400,000	370,907
SBA Tower Trust, 3.869%, 10/15/49 (e)	500,000	520,416
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	413,481	415,038

Total Asset-Backed Securities (Cost $3,283,292)		3,366,147

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.9%
CSMC Trust, 4.185%, 9/15/37 (e)	200,000	215,690
JP Morgan Chase Commercial Mortgage Securities Trust, 4.159%, 12/15/47 (r)	300,000	290,936
WFRBS Commercial Mortgage Trust:
3.497%, 8/15/47 (e)	100,000	86,543
4.234%, 8/15/47 (r)	200,000	206,833

Total Commercial Mortgage-Backed Securities (Cost $777,918)		800,002

CORPORATE BONDS - 67.4%
21st Century Fox America, Inc., 5.40%, 10/1/43	500,000	608,801
Actavis Funding SCS:
3.80%, 3/15/25	100,000	103,203
4.75%, 3/15/45	600,000	637,714
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 2.75%, 5/15/17 (e)	500,000	495,000
Aetna, Inc., 4.50%, 5/15/42	500,000	554,831
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	4,817	0
Ally Financial, Inc., 4.625%, 6/26/15	500,000	502,500
America Movil SAB de CV, 4.375%, 7/16/42	500,000	499,930
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	200,000	195,875
American Airlines Pass Through Trust:
5.60%, 1/15/22 (e)	270,121	284,627
3.375%, 11/1/28	200,000	200,760
American International Group, Inc., 4.50%, 7/16/44	400,000	429,367
American Tower Corp., 4.70%, 3/15/22	500,000	536,230
Amgen, Inc., 5.15%, 11/15/41	500,000	575,880
Anadarko Petroleum Corp., 4.50%, 7/15/44	500,000	511,522
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	750,000	731,385
Apache Corp., 4.75%, 4/15/43	300,000	313,547
Apple, Inc., 3.45%, 2/9/45	450,000	427,158
AT&T, Inc., 4.35%, 6/15/45	1,300,000	1,243,423

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CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Bank of America Corp.:
4.125%, 1/22/24	$460,000	$492,585
4.20%, 8/26/24	250,000	258,642
4.00%, 1/22/25	250,000	252,023
4.25%, 10/22/26	600,000	619,405
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	500,000	551,352
Berkshire Hathaway Finance Corp., 4.40%, 5/15/42	1,000,000	1,101,249
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	1,000,000	1,127,500
Celanese US Holdings LLC, 5.875%, 6/15/21	100,000	108,000
Cemex SAB de CV:
5.273%, 9/30/15 (e)(r)	1,000,000	1,004,900
6.50%, 12/10/19 (e)	250,000	265,625
CenturyLink, Inc., 7.65%, 3/15/42	400,000	409,000
CIT Group, Inc., 5.00%, 5/15/17	500,000	514,220
Citigroup, Inc., 3.875%, 3/26/25	1,300,000	1,304,883
CNH Industrial Capital LLC, 3.875%, 11/1/15	500,000	503,750
ConAgra Foods, Inc., 4.65%, 1/25/43	400,000	401,310
ConocoPhillips Co., 4.30%, 11/15/44	250,000	265,347
Continental Airlines Pass Through Trust, 6.25%, 10/11/21	169,594	180,618
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	900,000	988,213
Cummins, Inc., 4.875%, 10/1/43	300,000	355,947
CVS Health Corp., 5.30%, 12/5/43	250,000	305,411
CVS Pass-Through Trust, 6.036%, 12/10/28	283,052	334,596
Deutsche Telekom International Finance BV, 4.875%, 3/6/42 (e)	400,000	451,059
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.15%, 3/15/42	650,000	679,297
Discover Bank, 7.00%, 4/15/20	500,000	593,563
Dow Chemical Co., 4.625%, 10/1/44	300,000	313,600
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	1,000,000	1,039,981
Duke Energy Progress, Inc., 4.10%, 5/15/42	500,000	544,094
Eaton Corp., 4.15%, 11/2/42	500,000	515,130
Enterprise Products Operating LLC:
4.85%, 8/15/42	500,000	534,538
4.85%, 3/15/44	500,000	538,988
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	200,000	216,225
Ford Motor Co., 4.75%, 1/15/43	200,000	218,675
Ford Motor Credit Co. LLC, 3.219%, 1/9/22	300,000	306,319
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	600,000	642,162
General Electric Co.:
3.375%, 3/11/24	1,000,000	1,057,778
4.50%, 3/11/44	1,000,000	1,122,507
General Motors Co., 5.20%, 4/1/45	250,000	271,334
General Motors Financial Co., Inc., 4.00%, 1/15/25	200,000	203,983
Genworth Holdings, Inc., 4.80%, 2/15/24	350,000	294,438
Goldman Sachs Group, Inc., 3.50%, 1/23/25	1,325,000	1,348,259
Heineken NV, 4.00%, 10/1/42 (e)	1,000,000	992,023
Hewlett-Packard Co., 0.93%, 8/3/15 (e)	1,000,000	999,017
Home Depot, Inc., 4.40%, 3/15/45	400,000	446,614
Host Hotels & Resorts LP, 3.75%, 10/15/23	200,000	202,719

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CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Illinois Tool Works, Inc., 3.90%, 9/1/42	$500,000	$515,348
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	250,000	252,500
Intel Corp., 4.80%, 10/1/41	250,000	281,676
Jabil Circuit, Inc., 7.75%, 7/15/16	500,000	536,250
JPMorgan Chase & Co.:
3.625%, 5/13/24	400,000	415,916
3.875%, 9/10/24	900,000	923,301
3.125%, 1/23/25	300,000	300,880
Kinder Morgan Energy Partners LP, 5.40%, 9/1/44	300,000	310,814
Kinder Morgan, Inc.:
5.55%, 6/1/45	500,000	527,182
5.05%, 2/15/46	480,000	479,361
Kroger Co., 5.15%, 8/1/43	100,000	118,096
Laboratory Corporation of America Holdings:
3.60%, 2/1/25	100,000	100,408
4.70%, 2/1/45	100,000	102,930
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	750,000	810,000
Leucadia National Corp., 6.625%, 10/23/43	325,000	324,847
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	750,000	798,850
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	100,000	102,079
Lowe's Co.'s, Inc., 4.65%, 4/15/42	250,000	286,532
LYB International Finance BV, 5.25%, 7/15/43	250,000	278,591
Macy's Retail Holdings, Inc., 5.125%, 1/15/42	750,000	840,647
Masco Corp., 4.45%, 4/1/25	150,000	154,875
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	268,708
Medtronic, Inc., 4.625%, 3/15/45 (e)	250,000	283,368
Merck & Co., Inc., 3.70%, 2/10/45	400,000	401,892
Methanex Corp., 5.65%, 12/1/44	250,000	262,574
MetLife, Inc.:
4.875%, 11/13/43	500,000	577,091
4.05%, 3/1/45	100,000	103,562
Microsoft Corp., 2.70%, 2/12/25	200,000	200,771
Morgan Stanley, 5.00%, 11/24/25	1,100,000	1,215,119
National Oilwell Varco, Inc., 3.95%, 12/1/42	500,000	473,508
NBC Universal Media LLC, 4.45%, 1/15/43	1,000,000	1,085,888
NII Capital Corp., 7.625%, 4/1/21 (p)*	1,000,000	305,000
Northrop Grumman Corp., 3.85%, 4/15/45	200,000	196,877
Oracle Corp.:
4.30%, 7/8/34	200,000	217,013
4.50%, 7/8/44	200,000	222,912
PacifiCorp, 4.10%, 2/1/42	400,000	431,440
Pernod Ricard SA, 5.50%, 1/15/42 (e)	500,000	604,938
Perrigo Co. plc, 5.30%, 11/15/43	500,000	566,397
Prudential Financial, Inc., 4.60%, 5/15/44	200,000	212,052
Rogers Communications, Inc., 5.00%, 3/15/44	250,000	275,567
SABMiller Holdings, Inc.:
3.75%, 1/15/22 (e)	780,000	820,528
4.95%, 1/15/42 (e)	250,000	280,896
SBA Communications Corp., 4.875%, 7/15/22 (e)	400,000	391,824

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CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Shell International Finance BV, 4.55%, 8/12/43	$300,000	$340,054
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	205,000	207,819
Sprint Corp., 7.25%, 9/15/21	200,000	201,000
Sysco Corp., 4.50%, 10/2/44	500,000	533,002
Target Corp., 4.00%, 7/1/42	250,000	264,862
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	150,000	155,625
Time Warner Cable, Inc., 5.50%, 9/1/41	800,000	918,994
Time Warner, Inc.:
5.375%, 10/15/41	250,000	292,789
4.90%, 6/15/42	500,000	554,799
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	200,000	182,631
United Airlines Pass Through Trust, 4.75%, 10/11/23	300,000	304,140
United Technologies Corp., 4.50%, 6/1/42	500,000	554,569
Verizon Communications, Inc.:
3.50%, 11/1/24	150,000	153,505
4.862%, 8/21/46	1,245,000	1,303,434
4.522%, 9/15/48 (e)	1,000,000	995,466
Viacom, Inc.:
4.50%, 2/27/42	500,000	476,125
5.25%, 4/1/44	250,000	268,247
Virgin Australia Trust, 6.00%, 4/23/22 (e)	329,453	340,983
Vodafone Group plc, 4.375%, 2/19/43	100,000	98,360
Wachovia Capital Trust III, 5.57%, 3/29/49 (r)	300,000	296,220
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	400,000	431,738
Wal-Mart Stores, Inc., 4.00%, 4/11/43	1,200,000	1,272,887
Williams Co.'s, Inc., 5.75%, 6/24/44	1,000,000	934,619
Williams Partners LP / ACMP Finance Corp.:
6.125%, 7/15/22	400,000	423,800
4.875%, 3/15/24	200,000	201,000

Total Corporate Bonds (Cost $60,561,918)		63,294,308

MUNICIPAL OBLIGATIONS - 1.4%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	1,000,000	1,202,160
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	120,000	100,984

Total Municipal Obligations (Cost $1,086,000)		1,303,144

U.S. TREASURY OBLIGATIONS - 22.7%
United States Treasury Bonds, 3.00%, 11/15/44	12,795,000	14,019,520
United States Treasury Notes, 2.00%, 2/15/25	7,245,000	7,290,846

Total U.S. Treasury Obligations (Cost $20,954,261)		21,310,366

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TIME DEPOSIT - 6.9%	PRINCIPAL AMOUNT	VALUE
State Street Bank Time Deposit, 0.088%, 4/1/15	$6,517,379	$6,517,379

Total Time Deposit (Cost $6,517,379)		6,517,379

TOTAL INVESTMENTS (Cost $93,180,768) - 102.9%		96,591,346
Other assets and liabilities, net - (2.9%)		(2,717,839)
NET ASSETS - 100%		$93,873,507

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
Ultra U.S. Treasury Bonds	60	6/15	$10,192,500	$87,204

Sold:
10 Year U.S. Treasury Notes	119	6/15	$15,339,844	($159,088)
(b)    This security was valued under the direction of the Board of Trustees. See Note A.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)    Security is in default and is no longer accruing interest.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(x)    Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*    Non-income producing security.
Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
PO: Pension Obligation
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments in securities, at value (Cost $93,180,768, respectively) - see accompanying schedules	$96,591,346
Collateral at broker (cash)	270,813
Receivable for securities sold	4,232,248
Receivable for shares sold	318,815
Interest and dividends receivable	830,483
Other assets	10,404
Total Assets	102,254,109

LIABILITIES
Payable for securities purchased	8,213,759
Payable for shares redeemed	42,048
Payable for futures margin	15,495
Payable to Calvert Investment Management, Inc.	31,725
Payable to Calvert Investment Administrative Services, Inc.	21,589
Payable to Calvert Investment Services, Inc.	1,472
Payable to Calvert Distributors, Inc.	19,626
Accrued expenses and other liabilities	34,888
Total Liabilities	8,380,602

NET ASSETS	$93,873,507

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,243,199 shares outstanding	$88,668,950
Class I: 109 shares outstanding	2,007
Undistributed net investment income	7,767
Accumulated net realized gain (loss)	1,856,089
Net unrealized appreciation (depreciation)	3,338,694

NET ASSETS	$93,873,507

NET ASSET VALUE PER SHARE
Class A (based on net assets of $93,871,546)	$17.90
Class I (based on net assets of $1,961)	$17.94

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,709,082
Total investment income	1,709,082

Expenses:
Investment advisory fee	171,062
Administrative fees	117,605
Transfer agency fees	108,369
Distribution Plan expenses:
Class A	106,913
Trustees' fees and expenses	6,475
Custodian fees	14,745
Accounting fees	6,472
Registration fees	9,263
Reports to shareholders	6,445
Professional fees	14,269
Miscellaneous	4,044
Total expenses	565,662
Reimbursement from Advisor:
Class A	(29,198)
Class I	(1,898)
Net expenses	534,566

NET INVESTMENT INCOME	1,174,516

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,311,928
Futures	742,455
2,054,383
Change in unrealized appreciation (depreciation) on:
Investments	2,795,482
Futures	(66,337)
2,729,145

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,783,528

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,958,044

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$1,174,516	$2,816,455
Net realized gain (loss)	2,054,383	2,744,288
Change in unrealized appreciation (depreciation)	2,729,145	3,336,984

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,958,044	8,897,727

Distributions to shareholders from:
Net investment income:
Class A shares	(1,172,432)	(2,817,761)
Class I shares	(7)	—
Net realized gain:
Class A shares	(1,730,237)	(1,845,766)
Total distributions	(2,902,676)	(4,663,527)

Capital share transactions:
Shares sold:
Class A shares	32,627,848	24,271,035
Class I shares	2,000	—
Reinvestment of distributions:
Class A shares	2,731,272	4,430,330
Class I shares	7	—
Redemption fees:
Class A shares	18,132	1,504
Shares redeemed:
Class A shares	(27,049,749)	(63,427,732)
Total capital share transactions	8,329,510	(34,724,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,384,878	(30,490,663)

NET ASSETS
Beginning of period	82,488,629	112,979,292
End of period (including undistributed net investment income of $7,767 and $5,690, respectively)	$93,873,507	$82,488,629

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,835,026	1,428,298
Class I shares	109	—
Reinvestment of distributions:
Class A shares	156,427	270,128
Shares redeemed:
Class A shares	(1,541,263)	(3,830,310)
Total capital share activity	450,299	(2,131,884)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund currently offers two classes of shares - Classes A and I (which commenced operations on January 30, 2015). Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be

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material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, securities valued at $0, or 0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$3,366,147	—	$3,366,147
Commercial mortgage-backed securities	—	800,002	—	800,002
Corporate debt	—	63,294,308	**	63,294,308
Municipal obligations	—	1,303,144	—	1,303,144
U.S. government obligations	—	21,310,366	—	21,310,366
Other debt obligations	—	6,517,379	—	5,517,379
TOTAL	—	$96,591,346	**	$96,591,346
Other financial instruments***	($71,884)	—	—	($71,884)

*    For a complete listing of investments, please refer to the Schedule of Investments.
**    Level 3 securities were valued at $0 and represent 0.0% of net assets.
***    Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon

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entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.
During the period, the Fund invested in 2 year, 5 year, 10 year, and Ultra U.S. Treasury Bond and Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 48 contracts and $1,790,921 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 16.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

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contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense cap are 1.25% and .55% for Class A and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .275% and .10% of the average daily net assets of Class A and Class I, respectively.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.
CID received $8,395 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,665 for the six months ended March 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $47,330,254 and $50,980,342, respectively. U.S. government security purchases and sales were $84,801,946 and $74,180,522, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2015, there were no such sales transactions.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$4,003,172
Unrealized (depreciation)	(657,819)
Net unrealized appreciation/(depreciation)	$3,345,353

Federal income tax cost of investments	$93,245,993
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2015. For the six months ended March 31, 2015, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$25,817	1.37%	$1,566,219	January 2015
NOTE E — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.

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Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders.
Management of the Advisor and the Funds responded to the SEC examination and believe a number of corrective actions have been taken since October 2011 to address the matters raised in the examination. Also, in management’s opinion, the contribution noted above was properly calculated and distributed by the Fund to benefit the affected shareholders and was in accordance with the Agreement. The SEC is continuing its examination of these matters. It is also management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Fund.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$17.21	$16.31	$18.89
Income from investment operations:
Net investment income	.24	.54	.54
Net realized and unrealized gain (loss)	1.07	1.25	(1.47)
Total from investment operations	1.31	1.79	(.93)
Distributions from:
Net investment income	(.24)	(.55)	(.55)
Net realized gain	(.38)	(.34)	(1.10)
Total distributions	(.62)	(.89)	(1.65)
Total increase (decrease) in net asset value	.69	.90	(2.58)
Net asset value, ending	$17.90	$17.21	$16.31

Total return*	7.73%	11.36%	(5.42%)
Ratios to average net assets: A
Net investment income	2.75% (a)	3.26%	3.03%
Total expenses	1.32% (a)	1.27%	1.28%
Expenses before offsets	1.25% (a)	1.25%	1.25%
Net expenses	1.25% (a)	1.25%	1.25%
Portfolio turnover	156%	289%	272%
Net assets, ending (in thousands)	$93,872	$82,489	$112,979

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010 ^
Net asset value, beginning	$17.77	$17.95^	$17.32^
Income from investment operations:
Net investment income	.48	.58	.58
Net realized and unrealized gain (loss)	1.77	.51^	1.50^
Total from investment operations	2.25	1.09	2.08
Distributions from:
Net investment income	(.50)	(.59)	(.57)
Net realized gain	(.63)	(.68)	(.88)
Total distributions	(1.13)	(1.27)	(1.45)
Total increase (decrease) in net asset value	1.12	(.18)	.63
Net asset value, ending	$18.89	$17.77	$17.95^

Total return*	13.28%	6.45%^,^^	12.78%^
Ratios to average net assets: A
Net investment income	2.70%	3.26%	3.47%
Total expenses	1.28%	1.32%	1.42%
Expenses before offsets	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	406%	498%	596%
Net assets, ending (in thousands)	$217,482	$173,700	$139,775^
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	MARCH 31, 2015 (z) #
Net asset value, beginning	$18.35
Income from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.35)
Distributions from:
Net investment income	(.06)
Net realized gain	—
Total distributions	(.06)
Total increase (decrease) in net asset value	(.41)
Net asset value, ending	$17.94

Total return*	(1.91%)
Ratios to average net assets: A
Net investment income	3.25% (a)
Total expenses	604.55% (a)
Expenses before offsets	0.55% (a)
Net expenses	0.55% (a)
Portfolio turnover	156%
Net assets, ending (in thousands)	$2

See notes to financial highlights.

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A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
^    The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
^^    The total return was revised from the previously reported amount of 6.63%.
#    From January 30, 2015 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

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processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size.

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The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the Fund’s overall performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

34 www.calvert.com CALVERT LONG-TERM INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT LONG-TERM INCOME FUND	CALVERT'S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Ultra-Short Income Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
32	Financial Highlights
36	Explanation of Financial Tables
37	Proxy Voting
37	Availability of Quarterly Portfolio Holdings
38	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

6 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	44.0%
Financial Institutions	22.1%
Industrial	21.4%
Utility	0.5%
Securitized	52.8%
Asset-Backed Securities	30.3%
Collateral Mortgage-Backed Securities	19.9%
Mortgage-Backed Passthrough	2.6%
Short-Term Investments	3.2%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies. The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range. Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	0.18%	0.49%
Class I	0.34%	0.75%
Class Y	0.30%	0.64%

Barclays 9-12 Months Short Treasury Index	0.06%	0.19%

Lipper Ultra-Short Obligations Funds Average	0.12%	0.40%

	30 DAYS ENDED
SEC YIELD	9/30/14	3/31/15
Class A	0.60%	0.58%
Class I	0.85%	0.97%
Class Y	0.62%	0.73%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however,

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are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points

CALVERT ULTRA-SHORT INCOME FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-0.78%
Five year	0.94%
Since inception (10/31/2006)	2.55%

CLASS I SHARES*
One year	0.75%
Five year	1.27%
Since inception (10/31/2006)	0.92%

CLASS Y SHARES**
One year	0.64%
Five year	1.41%
Since inception (10/31/2006)	1.45%

*    Calvert Ultra-Short Income Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
**    Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

8 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.04%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,001.79	$4.44
Hypothetical	$1,000.00	$1,020.49	$4.48
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,004.00	$2.50
Hypothetical	$1,000.00	$1,022.44	$2.52
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,002.96	$3.28
Hypothetical	$1,000.00	$1,021.66	$3.31
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.89%, 0.50% and 0.66% for Class A, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 34.8%	PRINCIPAL AMOUNT	VALUE

American Credit Acceptance Receivables Trust:
1.64%, 11/15/16 (e)	$86,173	$86,181
1.32%, 2/15/17 (e)	1,028,211	1,028,566
1.14%, 3/12/18 (e)	2,247,199	2,247,957
1.45%, 4/16/18 (e)	2,295,723	2,296,584
1.33%, 7/10/18 (e)	4,160,993	4,165,149
0.99%, 8/10/18 (e)	6,057,311	6,054,785
2.28%, 9/17/18 (e)	1,800,000	1,801,566
2.78%, 9/17/18 (e)	4,100,000	4,098,635
2.84%, 5/15/19 (e)	3,080,000	3,100,581
American Homes 4 Rent:
1.25%, 6/17/31 (e)(r)	6,906,277	6,831,496
1.60%, 6/17/31 (e)(r)	3,550,000	3,517,482
BCC Funding VIII LLC, 1.794%, 6/20/20 (e)	1,108,938	1,103,726
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	4,230,000	4,220,694
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	341,393	341,951
CarFinance Capital Auto Trust:
1.65%, 7/17/17 (e)	697,090	697,473
1.75%, 11/15/17 (e)	2,007,525	2,010,954
1.46%, 12/17/18 (e)	7,876,682	7,864,315
1.44%, 11/16/20 (e)	7,757,891	7,743,516
1.75%, 6/15/21 (e)	11,711,131	11,726,496
Carnow Auto Receivables Trust, 0.96%, 1/17/17 (e)	5,295,427	5,288,898
Chesapeake Funding LLC:
1.775%, 11/7/23 (e)(r)	200,000	200,680
1.425%, 4/7/24 (e)(r)	850,373	853,563
1.175%, 1/7/25 (e)(r)	2,680,000	2,688,292
College Loan Corp Trust I, 0.376%, 10/25/25 (r)	580,000	573,437
Colony American Homes, 1.60%, 5/17/31 (e)(r)	1,000,000	991,013
Consumer Credit Origination Loan Trust, 2.82%, 3/15/21 (e)	7,635,703	7,663,711
CPS Auto Receivables Trust:
2.82%, 4/16/18 (e)	143,271	143,353
1.54%, 7/16/18 (e)	1,851,630	1,850,939
1.21%, 8/15/18 (e)	3,073,890	3,062,428
1.11%, 11/15/18 (e)	3,751,040	3,727,975
1.31%, 2/15/19 (e)	2,904,357	2,893,352
1.31%, 6/15/20 (e)	240,171	238,482
CPS Auto Trust, 1.64%, 4/16/18 (e)	3,205,765	3,208,926
Credit Acceptance Auto Loan Trust, 1.52%, 3/16/20 (e)	335,470	336,220
Exeter Automobile Receivables Trust:
3.18%, 3/15/17 (e)	120,677	120,786
1.30%, 6/15/17 (e)	94,352	94,377
1.49%, 11/15/17 (e)	2,796,526	2,801,613

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ASSET-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

Exeter Automobile Receivables Trust - Cont’d:
2.22%, 12/15/17 (e)	$6,250,000	$6,263,300
1.29%, 5/15/18 (e)	2,415,842	2,418,058
2.41%, 5/15/18 (e)	1,000,000	1,004,042
1.06%, 8/15/18 (e)	1,701,704	1,697,424
1.32%, 1/15/19 (e)	12,565,840	12,558,388
1.60%, 6/17/19 (e)	9,000,000	9,004,914
Flagship Credit Auto Trust:
3.32%, 10/16/17 (e)	851,496	859,093
1.32%, 4/16/18 (e)	2,104,945	2,106,878
1.21%, 4/15/19 (e)	3,542,617	3,536,251
1.43%, 12/16/19 (e)	7,575,704	7,569,250
GLC II Trust, 4.00%, 12/18/20 (e)	4,021,168	4,043,284
GLC Trust, 3.00%, 7/15/21 (e)	3,592,195	3,588,603
GMAT Trust, 3.721%, 2/25/44 (e)(r)	733,037	731,941
Invitation Homes Trust:
1.305%, 12/17/30 (e)(r)	4,892,551	4,875,911
2.10%, 12/17/30 (e)(r)	7,000,000	6,988,198
1.277%, 9/17/31 (e)(r)	3,500,000	3,464,197
Nations Equipment Finance Funding II LLC, 1.558%, 7/20/18 (e)	6,601,133	6,599,839
Navistar Financial Dealer Note Master Owner Trust II, 1.171%, 10/25/19 (e)(r)	1,300,000	1,300,883
Navistar Financial Dealer Note Master Trust, 0.851%, 9/25/18 (e)(r)	700,000	700,552
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	880,183	880,153
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	3,741,995	3,704,736
Sierra Timeshare Receivables Funding LLC:
4.23%, 4/20/26 (e)	1,142,724	1,173,180
2.84%, 11/20/28 (e)	3,976,166	4,038,413
3.58%, 11/20/28 (e)	1,214,940	1,236,515
2.66%, 8/20/29 (e)	2,646,183	2,661,864
1.59%, 11/20/29 (e)	1,633,945	1,631,953
2.39%, 11/20/29 (e)	182,618	183,063
2.07%, 3/20/30 (e)	1,946,260	1,957,817
2.42%, 3/20/30 (e)	1,136,502	1,138,256
2.70%, 10/20/30 (e)	1,428,888	1,439,812
Silver Bay Realty Trust, 1.627%, 9/17/31 (e)(r)	2,000,000	1,984,778
Silverleaf Finance VIII LLC, 8.475%, 5/16/22 (e)	354,515	354,108
SLM Private Credit Student Loan Trust, 0.471%, 6/15/23 (r)	4,551,758	4,427,500
SLM Private Education Loan Trust, 1.325%, 1/15/26 (e)(r)	2,000,000	2,008,726
SNAAC Auto Receivables Trust, 1.14%, 7/16/18 (e)	58,699	58,710
SoFi Professional Loan Program LLC:
1.774%, 6/25/25 (e)(r)	7,546,201	7,645,553
1.421%, 8/25/32 (e)(r)	2,729,467	2,731,045
1.419%, 3/25/33 (e)(r)	3,408,210	3,408,714
SpringCastle America Funding LLC, 2.70%, 5/25/23 (e)	9,927,916	9,953,471

14 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

ASSET-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

Springleaf Funding Trust:
2.58%, 9/15/21 (e)	$6,851,065	$6,881,525
3.92%, 1/16/23 (e)	2,900,000	2,899,710
SWAY Residential Trust, 1.477%, 1/17/32 (e)(r)	2,973,898	2,969,952
Synchrony Credit Card Master Note Trust, 1.175%, 5/15/19 (r)	1,530,000	1,535,179
United Auto Credit Securitization Trust:
2.22%, 12/15/17 (e)	1,118,758	1,119,914
2.90%, 12/15/17 (e)	2,600,000	2,610,608
VOLT XIX LLC, 3.875%, 4/25/55 (e)(r)	2,728,972	2,739,249
Westlake Automobile Receivables Trust, 0.70%, 5/15/17 (e)	259,776	259,614

Total Asset-Backed Securities (Cost $260,845,090)		260,621,275

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.7%
CAM Mortgage Trust, 2.60%, 5/15/48 (e)(r)	724,397	724,340
Fannie Mae Connecticut Avenue Securities:
1.124%, 5/25/24 (r)	8,586,897	8,564,400
1.674%, 2/25/25 (r)	7,109,956	7,158,659
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.624%, 11/25/23 (r)	3,721,133	3,725,889

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $20,164,584)		20,173,288

COMMERCIAL MORTGAGE-BACKED SECURITIES - 16.0%
BAMLL Commercial Mortgage Securities Trust, 1.676%, 9/15/26 (e)(r)	2,000,000	1,997,734
BAMLL-DB Trust, 2.343%, 4/13/29 (e)	1,980,589	1,997,262
Bear Stearns Commercial Mortgage Securities Trust, 5.656%, 6/11/40 (r)	739,640	747,629
BLCP Hotel Trust, 1.525%, 8/15/29 (e)(r)	7,500,000	7,479,277
Boca Hotel Portfolio Trust, 1.325%, 8/15/26 (e)(r)	2,132,233	2,132,233
CDGJ Commercial Mortgage Trust, 1.575%, 12/15/27 (e)(r)	7,000,000	7,006,314
CGBAM Commercial Mortgage Trust, 1.375%, 2/15/31 (e)(r)	5,000,000	4,988,330
COMM Mortgage Trust, 1.225%, 6/8/30 (e)(r)	2,000,000	1,998,740
Commercial Mortgage Pass Through Certificates:
1.827%, 6/11/27 (e)(r)	6,500,000	6,486,240
1.775%, 6/8/30 (e)(r)	5,000,000	4,997,710
Credit Suisse Mortgage Capital Certificates, 1.425%, 3/15/17 (e)(r)	7,000,000	6,976,200
CSMC Trust:
1.476%, 2/15/29 (e)(r)	4,500,000	4,486,514
1.976%, 2/15/29 (e)(r)	1,000,000	997,003
1.53%, 9/15/38 (e)(r)	3,900,000	3,854,760
Del Coronado Trust, 0.975%, 3/15/26 (e)(r)	4,286,000	4,286,189

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COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	PRINCIPAL AMOUNT	VALUE

Extended Stay America Trust:
0.873%, 12/5/31 (e)(r)	$5,000,000	$4,979,435
0.973%, 12/5/31 (e)(r)	5,295,606	5,287,922
1.273%, 12/5/31 (e)(r)	5,000,000	4,987,480
GP Portfolio Trust, 2.126%, 2/15/27 (e)(r)	5,000,000	5,006,705
Hilton USA Trust:
1.173%, 11/5/30 (e)(r)	6,996,802	6,996,970
1.673%, 11/5/30 (e)(r)	2,956,395	2,956,469
JP Morgan Chase Commercial Mortgage Securities Trust:
1.075%, 4/15/27 (e)(r)	6,320,000	6,319,431
1.875%, 6/15/29 (e)(r)	5,700,000	5,672,127
0.955%, 4/15/30 (e)(r)	2,870,000	2,869,389
1.325%, 4/15/30 (e)(r)	1,150,000	1,149,817
1.428%, 1/15/32 (e)(r)	7,000,000	6,993,364
LB-UBS Commercial Mortgage Trust, 5.341%, 9/15/39	791,145	790,778
ORES NPL LLC, 3.00%, 3/27/24 (e)	2,156,567	2,156,567
Wells Fargo Commercial Mortgage Trust, 1.522%, 2/15/27 (e)(r)	3,000,000	2,983,386

Total Commercial Mortgage-Backed Securities (Cost $119,740,464)		119,581,975

CORPORATE BONDS - 44.6%
Actavis Funding SCS, 1.523%, 3/12/20 (r)	1,000,000	1,013,581
Air Lease Corp., 4.50%, 1/15/16	6,000,000	6,127,500
Ally Financial, Inc., 4.625%, 6/26/15	6,309,000	6,340,545
America Movil SAB de CV, 1.268%, 9/12/16 (r)	7,500,000	7,529,295
American Express Co., 0.852%, 5/22/18 (r)	4,000,000	4,002,404
ArcelorMittal, 4.50%, 8/5/15	1,200,000	1,209,000
AT&T, Inc.:
1.171%, 11/27/18 (r)	4,000,000	4,052,800
0.937%, 3/11/19 (r)	10,000,000	9,903,540
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 3.012%, 12/1/17 (r)	2,700,000	2,693,250
Bank of America Corp., 1.125%, 4/1/19 (r)	3,500,000	3,520,492
Bank of America NA, 0.571%, 6/15/17 (r)	16,000,000	15,864,800
BB&T Corp., 1.131%, 6/15/18 (r)	2,000,000	2,018,862
Branch Banking & Trust Co., 0.59%, 9/13/16 (r)	4,700,000	4,682,883
Capital One NA, 0.935%, 2/5/18 (r)	10,000,000	10,019,350
Cemex SAB de CV, 5.273%, 9/30/15 (e)(r)	12,200,000	12,259,780
Cisco Systems, Inc., 0.762%, 3/1/19 (r)	1,000,000	1,007,691
Citigroup, Inc., 0.534%, 6/9/16 (r)	14,102,000	14,016,655
CNH Industrial Capital LLC, 3.875%, 11/1/15	2,250,000	2,266,875
ConAgra Foods, Inc., 1.30%, 1/25/16	1,000,000	1,002,622
Digital Realty Trust LP, 4.50%, 7/15/15	2,510,000	2,516,237
Fifth Third Bancorp, 0.69%, 12/20/16 (r)	4,000,000	3,975,992

16 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Ford Motor Credit Co. LLC:
4.207%, 4/15/16	$750,000	$771,438
3.984%, 6/15/16	1,500,000	1,546,544
1.098%, 3/12/19 (r)	5,000,000	4,984,335
1.182%, 11/4/19 (r)	11,000,000	11,009,405
General Electric Capital Corp., 0.965%, 4/2/18 (r)	12,000,000	12,127,824
General Motors Financial Co., Inc., 1.812%, 1/15/20 (r)	2,500,000	2,504,555
Goldman Sachs Group, Inc., 1.417%, 4/23/20 (r)	16,000,000	16,203,376
Harley-Davidson Financial Services, Inc., 1.15%, 9/15/15 (e)	2,000,000	2,004,206
Hewlett-Packard Co., 0.93%, 8/3/15 (e)	10,000,000	9,990,174
HSBC Bank plc, 0.897%, 5/15/18 (e)(r)	2,000,000	2,009,196
International Lease Finance Corp.:
4.875%, 4/1/15	2,000,000	2,000,000
8.625%, 9/15/15	11,062,000	11,380,032
Jabil Circuit, Inc., 7.75%, 7/15/16	7,200,000	7,722,000
JPMorgan Chase & Co., 1.212%, 1/23/20 (r)	11,900,000	12,081,201
JPMorgan Chase Bank, 0.60%, 6/13/16 (r)	4,000,000	3,989,196
Kansas City Southern de Mexico SA de CV, 0.956%, 10/28/16 (r)	7,000,000	6,984,684
Lockheed Martin Corp., 2.125%, 9/15/16	1,000,000	1,019,156
Masco Corp., 4.80%, 6/15/15	4,750,000	4,788,328
McKesson Corp., 0.665%, 9/10/15 (r)	3,000,000	3,000,972
Medtronic, Inc., 1.071%, 3/15/20 (e)(r)	2,000,000	2,022,096
Metropolitan Life Global Funding I, 0.783%, 7/15/16 (e)(r)	6,000,000	6,029,736
Morgan Stanley:
0.997%, 7/23/19 (r)	13,500,000	13,482,720
1.396%, 1/27/20 (r)	5,000,000	5,074,770
NBCUniversal Enterprise, Inc., 0.938%, 4/15/18 (e)(r)	2,000,000	2,014,694
Nissan Motor Acceptance Corp.:
0.969%, 9/26/16 (e)(r)	7,500,000	7,543,215
0.812%, 3/3/17 (e)(r)	3,000,000	3,008,481
Oracle Corp., 0.833%, 1/15/19 (r)	10,000,000	10,078,240
PAETEC Holding Corp., 9.875%, 12/1/18	2,000,000	2,110,000
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.125%, 5/11/15 (e)	4,530,000	4,539,576
PNM Resources, Inc., 9.25%, 5/15/15	3,500,000	3,530,776
Prudential Financial, Inc., 1.037%, 8/15/18 (r)	1,000,000	1,005,935
QVC, Inc., 7.375%, 10/15/20 (e)	750,000	778,125
Regions Financial Corp., 5.75%, 6/15/15	5,425,000	5,473,120
Santander Holdings USA, Inc., 3.00%, 9/24/15	1,000,000	1,007,795
SunTrust Bank, 0.553%, 8/24/15 (r)	2,177,000	2,176,166
SunTrust Banks, Inc., 3.50%, 1/20/17	500,000	520,513
Total Capital International SA, 0.826%, 8/10/18 (r)	2,000,000	2,010,562
TransCanada PipeLines Ltd., 0.953%, 6/30/16 (r)	3,000,000	3,009,201
Verizon Communications, Inc.:
2.50%, 9/15/16	686,000	700,599
0.664%, 6/9/17 (r)	2,000,000	1,996,824

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CORPORATE BONDS - CONT’D	PRINCIPAL AMOUNT	VALUE

Verizon Communications, Inc. - Cont’d:
2.021%, 9/14/18 (r)	$6,000,000	$6,258,168
1.041%, 6/17/19 (r)	2,000,000	2,015,476
Volkswagen International Finance NV, 0.696%, 11/18/16 (e)(r)	3,000,000	3,005,661
Walgreens Boots Alliance, Inc., 0.706%, 5/18/16 (r)	7,000,000	7,010,542
Western Union Co., 1.262%, 8/21/15 (r)	5,000,000	5,010,385
Zoetis, Inc., 1.15%, 2/1/16	1,000,000	1,000,275

Total Corporate Bonds (Cost $332,984,107)		334,554,427

FLOATING RATE LOANS (d) - 1.1%

Albertson’s Holdings LLC, 5.00%, 8/25/19 (r)	3,500,000	3,520,234
Delta Air Lines, Inc., 3.25%, 4/20/17 (r)	4,089,378	4,085,547
SUPERVALU, Inc., 4.50%, 3/21/19 (r)	952,764	954,881

Total Floating Rate Loans (Cost $8,509,093)		8,560,662

MUNICIPAL OBLIGATIONS - 0.6%
Albany New York IDA Civic Facilities Revenue VRDN, 1.00%, 5/1/27 (r)†	405,000	405,000
Caddo Parish Industrial Development Board, Inc. Revenue VRDN, 0.70%, 2/1/33 (r)†	1,985,000	1,985,000
CIDC-Hudson House LLC New York Revenue VRDN, 0.50%, 12/1/34 (r)†	1,810,000	1,810,000

Total Municipal Obligations (Cost $4,200,000)		4,200,000

TIME DEPOSIT - 1.3%
State Street Bank Time Deposit, 0.088%, 4/1/15	10,024,583	10,024,583

Total Time Deposit (Cost $10,024,583)		10,024,583

TOTAL INVESTMENTS (Cost $756,467,921) - 101.1%		757,716,210
Other assets and liabilities, net - (1.1%)		(8,270,882)
NET ASSETS - 100%		$749,445,328

See notes to financial statements.

18 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 35,315,662 shares outstanding	$549,190,735
Class I: 92,861 shares outstanding	1,444,984
Class Y: 12,689,256 shares outstanding	198,952,958
Undistributed net investment income (loss)	(2,531)
Accumulated net realized gain (loss)	(1,207,712)
Net unrealized appreciation (depreciation)	1,066,894

NET ASSETS	$749,445,328

NET ASSET VALUE PER SHARE
Class A (based on net assets of $549,840,138)	$15.57
Class I (based on net assets of $1,446,607)	$15.58
Class Y (based on net assets of $198,158,583)	$15.62

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Sold:
2 Year U.S. Treasury Notes	270	6/15	$59,172,188	($181,395)

(d)    Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
†    The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.
Abbreviations:
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
VRDN: Variable Rate Demand Notes
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,966,081
Total investment income	5,966,081

Expenses:
Investment advisory fee	1,204,819
Administrative fees	1,003,533
Transfer agency fees and expenses	535,855
Distribution Plan expenses:
Class A	737,297
Trustees’ fees and expenses	50,206
Custodian fees	38,418
Accounting fees	57,508
Registration fees	26,409
Reports to shareholders	39,532
Professional fees	41,001
Miscellaneous	14,564
Total expenses	3,749,142
Reimbursement from Advisor:
Class A	(419,937)
Class I	(4,174)
Net expenses	3,325,031

NET INVESTMENT INCOME	2,641,050

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	606,768
Futures	(559,495)
47,273
Change in unrealized appreciation (depreciation) on:
Investments	(1,076,606)
Futures	(172,752)
(1,249,358)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,202,085)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,438,965

See notes to financial statements.

20 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$2,641,050	$5,523,318
Net realized gain (loss)	47,273	1,738,840
Change in unrealized appreciation (depreciation)	(1,249,358)	668,990

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,438,965	7,931,148

Distributions to shareholders from:
Net investment income:
Class A shares	(1,792,361)	(4,455,629)
Class I shares	(3,357)	(12)
Class Y shares	(894,988)	(1,377,850)
Total distributions	(2,690,706)	(5,833,491)

Capital share transactions:
Shares sold:
Class A shares	78,481,011	219,047,027
Class I shares	1,439,615	2,000
Class Y shares	48,422,767	215,845,655
Shares issued from merger (See Note E):
Class A shares	—	245,814,207
Reinvestment of distributions:
Class A shares	1,560,545	3,915,550
Class I shares	3,357	12
Class Y shares	634,764	973,476
Redemption fees:
Class A shares	1,160	7,399
Class Y shares	1,284	11,146
Shares redeemed:
Class A shares	(154,246,655)	(380,581,607)
Class Y shares	(70,814,227)	(151,552,632)
Total capital share transactions	(94,516,379)	153,482,233

TOTAL INCREASE (DECREASE) IN NET ASSETS	(95,768,120)	155,579,890

NET ASSETS
Beginning of period	845,213,448	689,633,558
End of period (including distributions in excess of net investment income and undistributed net investment income of $2,531 and $47,125, respectively)	$749,445,328	$845,213,448

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Shares sold:
Class A shares	5,040,507	14,046,473
Class I shares	92,516	128
Class Y shares	3,100,427	13,797,519
Reinvestment of distributions:
Class A shares	100,260	251,039
Class I shares	216	1
Class Y shares	40,665	62,245
Shares issued from merger (See Note E):
Class A shares	—	15,781,029
Shares redeemed:
Class A shares	(9,909,489)	(24,402,100)
Class Y shares	(4,535,423)	(9,689,637)
Total capital share activity	(6,070,321)	9,846,697

See notes to financial statements.

22 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, I (which commenced operations on January 31, 2014), and Y. Class A shares are sold with a maximum front-end sales charge of 1.25%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that

24 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$260,621,275	—	$260,621,275
Collateralized mortgage-backed obligations	—	20,173,288	—	20,173,288
Commercial mortgage-backed securities	—	119,581,975	—	119,581,975
Corporate debt	—	334,554,427	—	334,554,427
Municipal obligations	—	4,200,000	—	4,200,000
Other debt obligations	—	18,585,245	—	18,585,245
TOTAL	—	$757,716,210	—	$757,716,210
Other financial instruments**	($181,395)	—	—	($181,395)

*    For a complete listing of investments, please refer to the Statement of Net Assets.
**    Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

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Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the period, the Fund invested in 2 year and 5 year U.S. Treasury Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 80 contracts and $18,203,700 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

26 www.calvert.com CALVERT ULTRA-SHORT INCOME FUND SEMI-ANNUAL REPORT (UNAUDITED)

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 7 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This Fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .30% of the first $1 billion of the Fund’s average daily net assets and .29% of all assets above $1 billion. Under the terms of the agreement, $192,397 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are .89%, .50%, and .84% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $80,337 was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% of the average daily net assets of Classes A and Y. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $160,146 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain

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expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $117,713 was payable at period end.
CID received $8,730 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $50,567 for the six months ended March 31, 2015. Under the terms of the agreement, $7,757 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each regular Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $341,951,388 and $398,911,705, respectively. U.S. government security purchases and sales were $5,405,238 and $5,429,864, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2015, such purchase and sales transactions were $37,551,406 and $43,860,000, respectively. There were no gains or losses on these sale transactions.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
30-Sep-17	($4,366)
30-Sep-18	(348)

No Expiration Date
Short-term	($1,258,914)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,228,018
Unrealized (depreciation)	(979,729)
Net unrealized appreciation/(depreciation)	$1,248,289

Federal income tax cost of investments	$756,467,921
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2015.
NOTE E — REORGANIZATIONS
On June 4, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert First Government Money Market Fund (“First Government”) and Calvert Tax-Free Reserves Money Market Portfolio (“Tax-Free”) in exchange for Class A shares of the acquiring portfolio, Calvert Ultra-Short Income Fund (“Ultra-Short”), and the assumption of the liabilities of First Government and Tax-Free. Shareholders approved the Plan at a meeting on September 20, 2013.
The reorganization of First Government took place on October 25, 2013.
The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
First Government, Class O	52,046,075	Ultra-Short, Class A	3,342,715	$52,057,073
First Government, Class B	680,349	Ultra-Short, Class A	43,696	$680,520
First Government, Class C	1,752,620	Ultra-Short, Class A	112,564	$1,752,866
For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from First Government was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
First Government	$54,490,459	$—	Ultra-Short	$671,008,816

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Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,529,124 (a)
Net realized and change in unrealized gain (loss) on investments	$2,407,990 (b)
Net increase (decrease) in assets from operations	$7,937,114

(a) $5,523,318 as reported, plus $5,806 from pre-merger First Government.
(b) $2,407,830 as reported, plus $160 from pre-merger First Government.
Because Ultra-Short and First Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of First Government that have been included in Ultra-Short’s Statement of Operations since October 25, 2013.
The reorganization of Tax-Free took place on November 15, 2013.
The acquisition was accomplished by a tax-free exchange of the following shares:

MERGED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Tax-Free	$191,354,400	Ultra-Short, Class A	12,282,054	$191,323,748
For financial reporting purposes, assets received and shares issued by Ultra-Short were recorded at fair value; however, the cost basis of the investments received from Tax-Free was carried forward to align ongoing reporting of Ultra-Short’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

MERGED PORTFOLIO	NET ASSETS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
Tax-Free	$191,323,748	$—	Ultra-Short	$742,407,242
Assuming the acquisition had been completed on October 1, 2013, Ultra-Short’s results of operations for the year ended September 30, 2014 would have been as follows:

Net investment income	$5,547,407 (a)
Net realized and change in unrealized gain (loss) on investments	$2,408,449 (b)
Net increase (decrease) in assets from operations	$7,955,856

(a) $5,523,318 as reported, plus $24,089 from pre-merger Tax-Free.
(b) $2,407,830 as reported, plus $619 from pre-merger Tax-Free.

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Because Ultra-Short and Tax-Free sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Tax-Free that have been included in Ultra-Short’s Statement of Operations since November 15, 2013.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$15.59	$15.55	$15.54
Income from investment operations:
Net investment income	.05	.10	.10
Net realized and unrealized gain (loss)	(.02)	.04	.05
Total from investment operations	.03	.14	.15
Distributions from:
Net investment income	(.05)	(.10)	(.14)
Net realized gain	—	—	—
Total distributions	(.05)	(.10)	(.14)
Total increase (decrease) in net asset value	(.02)	.04	.01
Net asset value, ending	$15.57	$15.59	$15.55

Total return*	.18%	.92%	.96%
Ratios to average net assets: A
Net investment income	.60% (a)	.62%	.67%
Total expenses	1.03% (a)	1.04%	1.02%
Expenses before offsets	.89% (a)	.79%	.89%
Net expenses	.89% (a)	.79%	.89%
Portfolio turnover	46%	154%	223%
Net assets, ending (in thousands)	$549,840	$624,968	$535,029

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$15.41	$15.77	$15.58
Income from investment operations:
Net investment income	.15	.22	.21
Net realized and unrealized gain (loss)	.22	(.19)	.27
Total from investment operations	.37	.03	.48
Distributions from:
Net investment income	(.24)	(.31)	(.20)
Net realized gain	—	(.08)	(.09)
Total distributions	(.24)	(.39)	(.29)
Total increase (decrease) in net asset value	.13	(.35)	.19
Net asset value, ending	$15.54	$15.41	$15.77

Total return*	2.45%	.23%	3.07%
Ratios to average net assets: A
Net investment income	1.03%	1.31%	1.46%
Total expenses	1.05%	1.06%	1.08%
Expenses before offsets	.89%	.89%	.89%
Net expenses	.89%	.89%	.89%
Portfolio turnover	210%	208%	268%
Net assets, ending (in thousands)	$329,197	$383,102	$241,254
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z) ^^
Net asset value, beginning	$15.60	$15.58
Income from investment operations:
Net investment income	.09	.09
Net realized and unrealized gain (loss)	(.04)	.02
Total from investment operations	.05	.11
Distributions from:
Net investment income	(.07)	(.09)
Net realized gain	—	—
Total distributions	(.07)	(.09)
Total increase (decrease) in net asset value	(.02)	.02
Net asset value, ending	$15.58	$15.60

Total return*	.34%	.73%
Ratios to average net assets: A
Net investment income	1.04% (a)	.90% (a)
Total expenses	1.80% (a)	1,629.57% (a)
Expenses before offsets	.50% (a)	.50% (a)
Net expenses	.50% (a)	.50% (a)
Portfolio turnover	46%	154%
Net assets, ending (in thousands)	$1,447	$2

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$15.64	$15.60	$15.58
Income from investment operations:
Net investment income	.07	.12	.14
Net realized and unrealized gain (loss)	(.02)	.04	.05
Total from investment operations	.05	.16	.19
Distributions from:
Net investment income	(.07)	(.12)	(.17)
Net realized gain	—	—	—
Total distributions	(.07)	(.12)	(.17)
Total increase (decrease) in net asset value	(.02)	.04	.02
Net asset value, ending	$15.62	$15.64	$15.60

Total return*	.30%	1.04%	1.26%
Ratios to average net assets: A
Net investment income	.83% (a)	.75%	.88%
Total expenses	.66% (a)	.67%	.66%
Expenses before offsets	.66% (a)	.67%	.66%
Net expenses	.66% (a)	.67%	.66%
Portfolio turnover	46%	154%	223%
Net assets, ending (in thousands)	$198,159	$220,243	$154,605

		PERIODS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010 ^
Net asset value, beginning	$15.46	$15.81	$15.67
Income from investment operations:
Net investment income	.20	.26	.07
Net realized and unrealized gain (loss)	.20	(.19)	.14
Total from investment operations	.40	.07	.21
Distributions from:
Net investment income	(.28)	(.34)	(.07)
Net realized gain	—	(.08)	—
Total distributions	(.28)	(.42)	(.07)
Total increase (decrease) in net asset value	.12	(.35)	.14
Net asset value, ending	$15.58	$15.46	$15.81

Total return*	2.61%	.47%	1.35%
Ratios to average net assets: A
Net investment income	1.26%	1.47%	1.69% (a)
Total expenses	.67%	.67%	.75% (a)
Expenses before offsets	.67%	.67%	.75% (a)
Net expenses	.67%	.67%	.75% (a)
Portfolio turnover	210%	208%	62%
Net assets, ending (in thousands)	$81,789	$85,987	$37,270
See notes to financial highlights.

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A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
^    From May 28, 2010 inception.
^^    From January 31, 2014 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

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processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Fund outperformed its Lipper index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from its relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund had not yet reached the

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specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
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Shareholders: 800-368-2745
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Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT ULTRA-SHORT INCOME FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
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Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
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International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert Government Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Statement of Net Assets
16	Statement of Operations
17	Statements of Changes in Net Assets
19	Notes to Financial Statements
25	Financial Highlights
29	Explanation of Financial Tables
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
31	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT GOVERNMENT FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	3.1%
Financial Institutions	1.2%
Industrial	1.9%
Government Related	15.0%
Agency	13.6%
Supranational	1.4%
Securitized	2.8%
Asset-Backed Securities	0.7%
Collateralized Mortgage Obligations	0.2%
Commercial Mortgage-Backed Securities	1.3%
Mortgage-Backed Passthrough	0.6%
Short-Term Investments	4.3%
Treasury	74.8%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 2.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.50%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies.

CALVERT GOVERNMENT FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	2.07%	3.06%
Class C	1.51%	2.04%
Class I	2.19%	3.40%

Barclays U.S. Government Index	3.49%	5.22%

Lipper General U.S. Government Funds Average	3.06%	5.12%

	30 DAYS ENDED
SEC YIELD	9/30/14	3/31/15
Class A	1.07%	0.36%
Class C	0.13%	-0.25%
Class I	1.42%	0.92%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range. Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment

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below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points.

CALVERT GOVERNMENT FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-0.81%
Five year	2.28%
Since inception (12/31/2008)	3.40%

CLASS C SHARES	(WITH MAX. LOAD)
One year	1.04%
Five year	2.02%
Since inception (12/31/2008)	3.01%

CLASS I SHARES*
One year	3.40%
Five year	3.30%
Since inception (12/31/2008)	2.16%

*
Calvert Government Fund first offered Class I shares on April 29, 2011. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

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SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$1,020.67	$5.34
Hypothetical	$1,000.00	$1,019.65	$5.34
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,015.07	$10.25
Hypothetical	$1,000.00	$1,014.76	$10.25
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,021.90	$3.71
Hypothetical	$1,000.00	$1,021.26	$3.71
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.06%, 2.04%, and 0.74% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2015

ASSET-BACKED SECURITIES - 1.4%	PRINCIPAL AMOUNT	VALUE

American Homes 4 Rent, 3.786%, 10/17/36 (e)	$148,978	$155,136
Sierra Timeshare Receivables Funding LLC, 2.92%, 11/20/25 (e)	38,096	38,376
TAL Advantage V LLC, 3.33%, 5/20/39 (e)	94,648	96,104

Total Asset-Backed Securities (Cost $281,924)		289,616

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.5%
Extended Stay America Trust, 3.902%, 12/5/31 (e)	100,000	102,902

Total Commercial Mortgage-Backed Securities (Cost $101,180)		102,902

CORPORATE BONDS - 4.4%
Amgen, Inc., 5.15%, 11/15/41	100,000	115,176
Bank of America NA, 0.571%, 6/15/17 (r)	250,000	247,888
North American Development Bank, 2.40%, 10/26/22	290,000	286,641
SBA Tower Trust, 3.722%, 4/15/48 (e)	220,000	227,202
Williams Co.’s, Inc., 5.75%, 6/24/44	60,000	56,077

Total Corporate Bonds (Cost $899,287)		932,984

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 13.3%
Portmarnock Leasing LLC, 1.741%, 10/22/24	703,512	695,446
Private Export Funding Corp.:
4.55%, 5/15/15	1,132,000	1,137,795
2.05%, 11/15/22	1,000,000	981,650

Total U.S. Government Agencies and Instrumentalities (Cost $2,835,728)		2,814,891

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.8%
Fannie Mae:
3.50%, 3/1/22	122,310	129,796
5.00%, 4/25/34	43,655	45,303

Total U.S. Government Agency Mortgage-Backed Securities (Cost $173,213)		175,099

U.S. TREASURY OBLIGATIONS - 73.0%
United States Treasury Bonds:
3.00%, 11/15/44	2,105,000	2,306,455
2.50%, 2/15/45	585,000	579,607
United States Treasury Notes:
0.50%, 3/31/17	450,000	449,473
1.00%, 3/15/18	1,065,000	1,068,911
1.375%, 3/31/20	5,030,000	5,030,785

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U.S. TREASURY OBLIGATIONS - CONT’D	PRINCIPAL AMOUNT	VALUE

1.75%, 3/31/22	$5,015,000	$5,027,929
2.00%, 2/15/25	1,015,000	1,021,423

Total U.S. Treasury Obligations (Cost $15,334,096)		15,484,583

TIME DEPOSIT - 4.2%
State Street Bank Time Deposit, 0.088%, 4/1/15	896,781	896,781

Total Time Deposit (Cost $896,781)		896,781

TOTAL INVESTMENTS (Cost $20,522,209) - 97.6%		20,696,856
Other assets and liabilities, net - 2.4%		508,005
NET ASSETS - 100%		$21,204,861

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 520,870 shares outstanding		$9,209,207
Class C: 143,518 shares outstanding		2,538,760
Class I: 625,309 shares outstanding		10,261,321
Undistributed net investment income		2,199
Accumulated net realized gain (loss)		(919,158)
Net unrealized appreciation (depreciation)		112,532

NET ASSETS		$21,204,861

NET ASSET VALUE PER SHARE
Class A (based on net assets of $8,578,446)		$16.47
Class C (based on net assets of $2,339,639)		$16.30
Class I (based on net assets of $10,286,776)		$16.45

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	20	6/15	$2,404,219	$14,810

Sold:
2 Year U.S. Treasury Notes	2	6/15	$438,313	($1,347)
10 Year U.S. Treasury Notes	50	6/15	6,445,313	(63,334)
Ultra U.S. Treasury Bonds	6	6/15	1,019,250	(12,244)
Total Sold				($76,925)
See notes to financial statements.

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(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Abbreviations:
LLC: Limited Liability Corporation
See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$214,921
Total investment income	214,921

Expenses:
Investment advisory fee	37,353
Administrative fees	10,672
Transfer agency fees and expenses	19,326
Distribution Plan expenses:
Class A	10,558
Class C	12,405
Trustees' fees and expenses	813
Custodian fees	13,178
Registration fees	21,735
Professional fees	11,825
Accounting fees	1,786
Miscellaneous	6,385
Total expenses	146,036
Reimbursement from Advisor:
Class A	(21,584)
Class C	(6,891)
Class I	(9,160)
Net expenses	108,401

NET INVESTMENT INCOME	106,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	417,412
Futures	(303,173)
114,239
Change in unrealized appreciation (depreciation) on:
Investments	327,548
Futures	(110,681)
216,867

NET REALIZED AND UNREALIZED GAIN (LOSS)	331,106

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$437,626

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$106,520	$294,814
Net realized gain (loss)	114,239	(363,917)
Change in unrealized appreciation (depreciation)	216,867	456,553

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	437,626	387,450

Distributions to shareholders from:
Net investment income:
Class A shares	(38,596)	(115,358)
Class C shares	(309)	(4,703)
Class I shares	(66,062)	(179,210)
Total distributions	(104,967)	(299,271)

Capital share transactions:
Shares sold:
Class A shares	1,550,597	1,400,924
Class C shares	121,294	271,829
Class I shares	2,421,732	3,293,180
Reinvestment of distributions:
Class A shares	36,517	109,093
Class C shares	292	4,451
Class I shares	66,062	179,210
Redemption fees:
Class A shares	52	401
Class I shares	—	99
Shares redeemed:
Class A shares	(1,480,302)	(5,910,354)
Class C shares	(451,245)	(1,250,864)
Class I shares	(3,080,851)	(5,669,906)
Total capital share transactions	(815,852)	(7,571,937)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(483,193)	(7,483,758)

NET ASSETS
Beginning of period	21,688,054	29,171,812
End of period (including undistributed net investment income of $2,199 and $646, respectively)	$21,204,861	$21,688,054

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Shares sold:
Class A shares	94,703	86,588
Class C shares	7,485	16,974
Class I shares	148,037	203,485
Reinvestment of distributions:
Class A shares	2,230	6,737
Class C shares	18	278
Class I shares	4,038	11,076
Shares redeemed:
Class A shares	(90,437)	(365,424)
Class C shares	(27,708)	(78,017)
Class I shares	(188,534)	(350,353)
Total capital share activity	(50,168)	(468,656)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Government Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers three classes of shares of beneficial interest - Classes A, C, and I. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-backed securities	—	$289,616	—	$289,616
Commercial mortgage-backed securities	—	102,902	—	102,902
Corporate debt	—	932,984	—	932,984
U.S. government obligations	—	18,474,573	—	18,474,573
Other debt obligations	—	896,781	—	896,781
TOTAL	—	$20,696,856	—	$20,696,856
Other financial instruments**	($62,115)	—	—	($62,115)

* For a complete listing of investments, please refer to the Statement of Net Assets.
** Other financial instruments are derivative instruments not reflected in the Total Investments in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a

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result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Notes and Bond futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Statement of Net Assets.
During the period, the Fund invested in 2 year, 5 year, and 10 year U.S. Treasury Notes futures and 30 year and Ultra U.S. Treasury Bond futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 10 contracts and $787,058 weighted average notional value.
Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are “covered” with an equivalent amount of high-quality, liquid securities.
Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund’s average daily net assets. Under the terms of agreement, $6,175 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.10%, 2.04%, and .75% for Class A, C, and I, respectively. Prior to January 31, 2015, the contractual expense caps were 1.04%, 2.04%, and .73% for Class A, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $9,080, was receivable from the Advisor.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, and I, based on their average daily net assets. Under the terms of the agreement, $1,764 was payable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the Fund’s average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $3,792 was payable at period end.
CID received $1,252 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,195 for the six months ended March 31, 2015. Under the terms of the agreement, $205 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $355,501 and $1,397,052, respectively. U.S. government security purchases and sales were $89,504,158 and $90,784,691, respectively.

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CAPITAL LOSS CARRYFORWARD

NO EXPIRATION DATE
Short-term	($653,753)
Long-term	(319,841)
Capital losses can be carried forward to offset future capital gains for an unlimited period. They will also retain their character as either long-term or short-term.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$200,510
Unrealized (depreciation)	(25,863)
Net unrealized appreciation/(depreciation)	$174,647

Federal income tax cost of investments	$20,522,209
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2015. For the six months ended March 31, 2015, borrowings by the Fund under the agreement were as follows:

AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
$1,289	1.38%	$219,484	March 2015
NOTE E — SUBSEQUENT EVENTS
On December 10, 2014, the Board of Trustees approved the reorganization of the Fund into Calvert Short Duration Income Fund. Shareholders approved the reorganization at a meeting on April 17, 2015 and the reorganization took place after the close of business on April 30, 2015.
In preparing the financial statements as of March 31, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.21	$16.16	$17.32
Income from investment operations:
Net investment income	.08	.18	.12
Net realized and unrealized gain (loss)	.25	.06	(.63)
Total from investment operations	.33	.24	(.51)
Distributions from:
Net investment income	(.07)	(.19)	(.15)
Net realized gain	—	—	(.50)
Total distributions	(.07)	(.19)	(.65)
Total increase (decrease) in net asset value	.26	.05	(1.16)
Net asset value, ending	$16.47	$16.21	$16.16

Total return*	2.07%	1.49%	(3.08%)
Ratios to average net assets: A
Net investment income	.95% (a)	1.13%	.70%
Total expenses	1.57% (a)	1.35%	1.45%
Expenses before offsets	1.06% (a)	1.04%	1.04%
Net expenses	1.06% (a)	1.04%	1.04%
Portfolio turnover	433%	835%	497%
Net assets, ending (in thousands)	$8,578	$8,340	$12,707

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$17.31	$16.63	$16.14
Income from investment operations:
Net investment income	.09	.15	.26
Net realized and unrealized gain (loss)	.45	.92	.88
Total from investment operations	.54	1.07	1.14
Distributions from:
Net investment income	(.10)	(.16)	(.24)
Net realized gain	(.43)	(.23)	(.41)
Total distributions	(.53)	(.39)	(.65)
Total increase (decrease) in net asset value	.01	.68	.49
Net asset value, ending	$17.32	$17.31	$16.63

Total return*	3.21%	6.58%	7.31%
Ratios to average net assets: A
Net investment income	.55%	.95%	1.60%
Total expenses	1.37%	1.89%	3.81%
Expenses before offsets	1.04%	1.04%	1.05%
Net expenses	1.04%	1.04%	1.04%
Portfolio turnover	311%	668%	401%
Net assets, ending (in thousands)	$20,753	$13,387	$3,951
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.06	$16.00	$17.18
Income from investment operations:
Net investment income (loss)	(.02)	.02	(.05)
Net realized and unrealized gain (loss)	.26	.06	(.63)
Total from investment operations	.24	.08	(.68)
Distributions from:
Net investment income	**	(.02)	—
Net realized gain	—	—	(.50)
Total distributions	—	(.02)	(.50)
Total increase (decrease) in net asset value	.24	.06	(1.18)
Net asset value, ending	$16.30	$16.06	$16.00

Total return*	1.51%	.53%	(4.10%)
Ratios to average net assets: A
Net investment income (loss)	(.03%) (a)	.13%	(.29%)
Total expenses	2.60% (a)	2.09%	2.19%
Expenses before offsets	2.04% (a)	2.04%	2.04%
Net expenses	2.04% (a)	2.04%	2.04%
Portfolio turnover	433%	835%	497%
Net assets, ending (in thousands)	$2,340	$2,629	$3,592

		YEARS ENDED
CLASS C SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011	SEPTEMBER 30, 2010
Net asset value, beginning	$17.25	$16.58	$16.10
Income from investment operations:
Net investment income (loss)	(.05)	**	.09
Net realized and unrealized gain (loss)	.41	.90	.89
Total from investment operations	.36	.90	.98
Distributions from:
Net investment income	—	**	(.09)
Net realized gain	(.43)	(.23)	(.41)
Total distributions	(.43)	(.23)	(.50)
Total increase (decrease) in net asset value	(.07)	.67	.48
Net asset value, ending	$17.18	$17.25	$16.58

Total return*	2.15%	5.55%	6.25%
Ratios to average net assets: A
Net investment income (loss)	(.47%)	(.03%)	.37%
Total expenses	2.20%	2.76%	7.13%
Expenses before offsets	2.04%	2.04%	2.05%
Net expenses	2.04%	2.04%	2.04%
Portfolio turnover	311%	668%	401%
Net assets, ending (in thousands)	$4,511	$2,119	$1,154
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$16.20	$16.14	$17.31
Income from investment operations:
Net investment income	.11	.23	.17
Net realized and unrealized gain (loss)	.24	.07	(.64)
Total from investment operations	.35	.30	(.47)
Distributions from:
Net investment income	(.10)	(.24)	(.20)
Net realized gain	—	—	(.50)
Total distributions	(.10)	(.24)	(.70)
Total increase (decrease) in net asset value	.25	.06	(1.17)
Net asset value, ending	$16.45	$16.20	$16.14

Total return*	2.19%	1.86%	(2.85%)
Ratios to average net assets: A
Net investment income	1.28% (a)	1.45%	1.01%
Total expenses	.91% (a)	.77%	.88%
Expenses before offsets	.74% (a)	.73%	.73%
Net expenses	.74% (a)	.73%	.73%
Portfolio turnover	433%	835%	497%
Net assets, ending (in thousands)	$10,287	$10,719	$12,873

	PERIODS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012	SEPTEMBER 30, 2011 #
Net asset value, beginning	$17.30	$16.74
Income from investment operations:
Net investment income	.15	.08
Net realized and unrealized gain (loss)	.44	.56
Total from investment operations	.59	.64
Distributions from:
Net investment income	(.15)	(.08)
Net realized gain	(.43)	—
Total distributions	(.58)	(.08)
Total increase (decrease) in net asset value	.01	.56
Net asset value, ending	$17.31	$17.30

Total return*	3.55%	3.86%
Ratios to average net assets: A
Net investment income	.86%	1.19% (a)
Total expenses	.79%	1.06% (a)
Expenses before offsets	.73%	.73% (a)
Net expenses	.73%	.73% (a)
Portfolio turnover	311%	668%***
Net assets, ending (in thousands)	$19,720	$22,292
See notes to financial highlights.

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A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Less than $.01 per share.
***    Portfolio turnover is not annualized for periods of less than one year.
#    From April 29, 2011 inception.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

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processes, policies and procedures of the Funds and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2014, and performed above the median of its peer group for the five-year period ended June 30, 2014. The data also indicated that the Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2014. The Board took into account management’s discussion of the Fund’s performance and management’s plans with respect to the Fund. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. The Board noted that the Fund’s entire advisory fee was being waived. Among other findings, the data indicated that the Fund’s total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted that the Advisor had agreed to reduce the advisory fee it charged to the Fund effective January 1, 2014. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for all of the Fund’s share classes and that the Advisor and one of its affiliates had agreed to reduce the advisory and administrative fees they charged to the Fund, respectively. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

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The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Fund’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT GOVERNMENT FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Calvert High Yield Bond Fund

Semi-Annual Report March 31, 2015 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
10	Shareholder Advocacy Update
11	Shareholder Expense Example
13	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
33	Explanation of Financial Tables
34	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
35	Basis for Board’s Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Calvert Shareowner,
The United States economy improved throughout 2014 and into the first quarter of 2015, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.
As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post-crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.
The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the previous 12 months, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies, saw their stock valuations drop in reaction.
Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefitted substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.
As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

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Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.
Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.
Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and has made many contributions to public policy and corporate governance. Today we are bringing Calvert’s deep expertise in socially responsible investing, public and private policy work, and investment management to a new level with a focus on developing principles and setting standards for use in our investment management processes, our active ownership and engagement discipline and within our investment risk management processes.
As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.
As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.
Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments, Inc. appreciate the confidence and trust you have placed in us.
John Streur
April 2015

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PORTFOLIO MANAGEMENT DISCUSSION

Catherine Roy, CFA Senior Vice President and Chief Investment Officer, Fixed Income
Investment Climate
A very divergent economic picture between the United States and much of the rest of the world prompted central bank actions that affected global currencies and drove financial-market returns over the six-month reporting period. The markets also reacted to new information on key geopolitical situations, notably in the Ukraine.
The economic divergence theme was apparent in Europe, which featured consumer price deflation in many countries. China and Japan also experienced slower growth. In the United States, economic growth pulled back from the strong pace set in mid-2014 to a rate more in line with the Fed’s projected long-run average of 2.2%. While modest, this growth rate was superior to that of many other countries. The U.S. headline Consumer Price Index, which measures inflation excluding volatile food and energy prices, became slightly negative towards the end of the reporting period.
In January, the European Central Bank (ECB) announced a long-awaited quantitative easing program, which had significant market impact. In anticipation of the January ECB decision, some other European central banks, as well as Japan and China, increased monetary accommodation through interest-rate cuts and/or expanded bond purchase programs. In stark contrast, the U.S. Federal Reserve prepared markets for a small and slow series of interest-rate increases, slated to start sometime in 2015. The Fed anticipates that extremely low domestic inflation will be transitory, driven by the drop in energy prices, and is not a problem brought on by lack of consumer demand. In addition, the U.S. labor market is relatively strong, which has long been one condition the Fed required to start a slow removal of monetary accommodation.
Big moves in the world’s major currencies were a byproduct of these central bank actions. In the middle of 2014, the U.S. dollar began a sharp climb against other currencies that drove it to multi-year highs. The Bloomberg DXY, an index that measures the dollar against major currencies, appreciated 14.5% over the six-month reporting period. Tightly correlated to the dollar’s rally was a sharp drop in the price of oil—a market set up for a price collapse due to a massive demand-supply imbalance.
Bonds Provided Positive Returns
The global fixed-income markets generally reacted positively to the ECB-led central bank easing. U.S. bond yields gyrated over the reporting period, but at the end tended to be lower and so bond returns were positive.

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CALVERT HIGH YIELD BOND FUND
MARCH 31, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	89.3%
Financial Institutions	7.1%
Industrial	79.8%
Utility	2.4%
Municipal	0.3%
Government Public Service	0.3%
Securitized	2.9%
Asset-Backed Securities	1.3%
Commercial Mortgage-Backed Securities	1.6%
Short-Term Investments	7.5%
Total	100%

The ten-year T-note yield fell 58 basis points1 (bps) to 1.94%, while the 30-year fixed-rate mortgage average fell 50 bps to 3.69%. The Barclays U.S. Credit Index average yield declined 18 bps to 2.83%.
In terms of total return, the Barclays Long Credit Index rose 7.24%, the broad intermediate Barclays U.S. Credit Index returned 3.96%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 1.48%. The Barclays US Aggregate Index returned 3.43% and the Bank of America Merrill Lynch High Yield Master II Index was little changed, up 1.45%.
Outlook
The United States economy is expanding moderately and has weathered global weakness better than other most other major economies. The 5.5% headline unemployment rate is just above the Federal Open Market Commission’s (FOMC) long-term target range. Wage growth is modest but steady. The labor-force participation rate, however, remains low—influenced by demographics and the long-term loss of traditional middle-wage jobs to overseas

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV*)
	6 MONTHS ENDED 3/31/15	12 MONTHS ENDED 3/31/15
Class A	-1.02%	-1.65%
Class C	-1.50%	-2.61%
Class I	-0.84%	-1.30%
Class Y	-0.89%	-1.41%

BofA Merrill Lynch High Yield Master II Index	1.45%	2.05%

Lipper High Yield Funds Average	0.56%	0.59%

	30 DAYS ENDED
SEC YIELD	9/30/14	3/31/15
Class A	5.14%	4.25%
Class C	4.31%	3.41%
Class I	5.68%	4.75%
Class Y	5.60%	4.67%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

competition and automation. Workers in general, however, are in improved bargaining positions. The Fed’s benchmark consumer inflation rate hovers around zero, sharply below the 2% target.
Despite another cold winter, U.S. economic growth in 2015 could approach 3% in the absence of a material systemic shock. We expect inflation to continue well below the Fed’s 2% target. Improvement in the labor market should continue, with unemployment below 5.5%. Discord on Capitol Hill promises to add some uncertainty to late-summer debt-ceiling negotiations. Household consumption remains the major engine of growth and should be supported by lower

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energy prices. Lower energy prices, however, are likely to depress earnings and investment from energy-industry companies and the much-stronger dollar may dampen overall U.S. corporate earnings. Housing-sector activity remains a disappointment, despite very low mortgage rates, and residential mortgage lending remains relatively restrained in the post-crisis market. The U.S. trade situation may deteriorate given continued strength of the dollar, which could drive up import costs.
If U.S. data trends hold, within the context of the global backdrop of disinflation and central bank easing, we expect the Fed to raise short-term interest rates by late 2015. If lift-off is in 2015, however, we expect no more than two quarter-point increases over the balance of the year. If the weaker global picture and price disinflation persist, there is a reasonable chance the Fed will delay any rate increases into 2016.
Over the longer term, we expect the benchmark 10-year T-note yield to fluctuate between 2% and 3%, influenced by the trend in economic data surprises, major central bank forward guidance, expected low global inflation rates, and flows in global fixed-income markets. We expect short-term money markets rates to remain close to zero percent for much of 2015.
Calvert Investment Management, Inc.
April 2015

1. A basis point is 0.01 percentage points.

CALVERT HIGH YIELD BOND FUND
MARCH 31, 2015

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(WITH MAX. LOAD)
One year	-5.34%
Five year	7.10%
Ten year	6.60%

CLASS C SHARES*	(WITH MAX. LOAD)
One year	-3.58%
Five year	7.18%
Ten year	6.64%

CLASS I SHARES*
One year	-1.30%
Five year	8.47%
Ten year	7.44%

CLASS Y SHARES*
One year	-1.41%
Five year	8.13%
Ten year	7.11%

*    Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class C shares prior to October 31, 2011 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C performance would have been different. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.
All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.37%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER ADVOCACY UPDATE
2014 Corporate Diversity Report Findings Released
In March, Calvert published its 2014 survey findings on the corporate diversity practices of the largely multinational companies that make up the Standard & Poor’s 100 Index (S&P 100), in follow-up to reports published in 2012 and 2010. Calvert believes companies that fully commit to providing a fair and equitable working environment will recognize gains in both the workplace and marketplace.
Key findings from the 2014 survey include:

•
Milestone for women in the board room. In 2014, every company in the S&P 100 had at least one woman on its board of directors. In addition, there was a 17% increase in companies with three or more women and/or minorities on their boards.

•
Diversity commitment on the rise. In the past two years, top scores related to overall corporate commitment have increased by 45%.This stems primarily from greater board oversight of diversity initiatives and increased CEO and/or chair involvement.

•	LGBT policies have advanced overall. However, initiatives for persons with disabilities continue to fall behind other groups.
Overall, in 2014, we saw growing commitment to women and minority employees, momentum around family-friendly work environments, and accelerated progress in support of LGBT employees. Looking ahead, we hope to see enhanced corporate diversity commitments, greater representation of women and minorities on boards, improved EEO1-disclosure, and expanded diversity initiatives for persons with disabilities.
To learn the highest- and lowest-rated companies in the report, A Survey of Corporate Diversity Practices of the S&P 100, and to find out more about the report’s methodology and findings, visit www.calvert.com.
2015 Shareholder Resolutions
Building on our initiatives from 2014, Calvert was the lead filer on 38 shareholder resolutions for the 2015 proxy season, and co-filer on another 18 proposals. Key topics include “big data” and civil rights issues, sustainability reporting, board of director oversight of environmental and social matters, water risk, climate change and greenhouse gas emissions reductions, supply chain labor issues, and board diversity.
Specifically, Calvert asked 14 companies to set a goal and a timeline for reducing their greenhouse gas emissions and filed seven proposals asking companies to issue a sustainability report describing their environmental, social and governance (ESG) performance and goals. To push for improved boardroom diversity, Calvert filed six proposals with companies requesting they report on their plans to increase minority and women Board representation and assess the effectiveness of these efforts. We also filed seven proposals requesting that companies assess and manage the civil rights’ risks related to their use of big data, which refers to data sets so large or complex that traditional data processing applications are inadequate. We also filed proposals on water risk in the agricultural supply chain and on developing a sustainable agriculture policy.
To keep abreast of the outcomes of these 2015 shareholder resolutions, as well as Calvert’s proxy voting and public policy initiatives, visit the “Resources” section on www.calvert.com.

10 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 to March 31, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING ACCOUNT VALUE 10/1/14	ENDING ACCOUNT VALUE 3/31/15	EXPENSES PAID DURING PERIOD* 10/1/14 - 3/31/15
CLASS A
Actual	$1,000.00	$989.81	$5.31
Hypothetical	$1,000.00	$1,019.60	$5.39
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$984.95	$10.24
Hypothetical	$1,000.00	$1,014.61	$10.40
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$991.62	$3.67
Hypothetical	$1,000.00	$1,021.24	$3.73
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$991.11	$4.07
Hypothetical	$1,000.00	$1,020.84	$4.13
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.07%, 2.07%, 0.74%, and 0.82% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

SCHEDULE OF INVESTMENTS
MARCH 31, 2015

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.3%	PRINCIPAL AMOUNT	VALUE

CAM Mortgage Trust:
4.45%, 5/15/48 (e)(r)	$1,500,000	$1,505,235
5.50%, 12/15/53 (e)(r)	202,053	202,187

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,700,978)		1,707,422

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
Hilton USA Trust, 5.222%, 11/5/30 (e)(r)	1,500,000	1,540,736
ORES NPL LLC, 6.00%, 3/27/24 (e)	500,000	500,000

Total Commercial Mortgage-Backed Securities (Cost $2,028,018)		2,040,736

CORPORATE BONDS - 88.7%
99 Cents Only Stores LLC, 11.00%, 12/15/19	500,000	525,000
ADS Waste Holdings, Inc., 8.25%, 10/1/20	755,000	788,975
ADT Corp., 5.25%, 3/15/20	1,000,000	1,035,000
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.75%, 10/15/22 (e)	1,032,000	1,104,240
Ally Financial, Inc.:
3.25%, 9/29/17	1,000,000	993,130
3.25%, 2/13/18	1,500,000	1,485,000
Altice Financing SA, 6.625%, 2/15/23 (e)	1,000,000	1,030,000
Altice SA:
7.75%, 5/15/22 (e)	1,000,000	1,016,875
7.625%, 2/15/25 (e)	500,000	500,938
American Airlines Group, Inc., 4.625%, 3/1/20 (e)	1,000,000	979,375
American Airlines Pass Through Trust, 5.60%, 1/15/22 (e)	450,202	474,378
Antero Resources Corp., 6.00%, 12/1/20	2,200,000	2,201,100
ArcelorMittal, 6.125%, 6/1/18	1,250,000	1,343,125
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 4.875%, 11/15/17	750,000	768,750
Best Buy Co., Inc., 5.00%, 8/1/18	1,000,000	1,052,500
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.00%, 6/15/17 (e)	250,000	250,625
Beverages & More, Inc., 10.00%, 11/15/18 (e)	1,500,000	1,425,000
Bon-Ton Department Stores, Inc., 8.00%, 6/15/21	2,250,000	1,856,250
Calpine Corp., 5.50%, 2/1/24	1,500,000	1,513,125
Carrols Restaurant Group, Inc., 11.25%, 5/15/18	500,000	531,875
CCOH Safari LLC, 5.50%, 12/1/22	1,500,000	1,533,750
Celanese US Holdings LLC:
5.875%, 6/15/21	500,000	540,000
4.625%, 11/15/22	500,000	503,750
Cemex SAB de CV, 6.50%, 12/10/19 (e)	1,500,000	1,593,750

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CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

CenturyLink, Inc.:
5.625%, 4/1/20	$1,000,000	$1,050,000
7.65%, 3/15/42	750,000	766,875
Checkers Drive-In Restaurants, Inc., 11.00%, 12/1/17 (e)	1,060,000	1,153,407
Chesapeake Energy Corp., 4.875%, 4/15/22	850,000	796,875
CIT Group, Inc.:
4.25%, 8/15/17	550,000	556,875
5.25%, 3/15/18	1,750,000	1,811,250
Cott Beverages, Inc., 6.75%, 1/1/20 (e)	1,250,000	1,293,750
Coveris Holding Corp., 10.00%, 6/1/18 (e)	500,000	528,750
Coveris Holdings SA, 7.875%, 11/1/19 (e)	1,000,000	1,022,500
Credit Acceptance Corp., 7.375%, 3/15/23 (e)	1,500,000	1,479,375
Digicel Group Ltd.:
8.25%, 9/30/20 (e)	500,000	500,750
7.125%, 4/1/22 (e)	500,000	457,500
DigitalGlobe, Inc., 5.25%, 2/1/21 (e)	750,000	750,000
DISH DBS Corp., 5.875%, 11/15/24	500,000	500,625
Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.75%, 11/1/19 (e)	1,000,000	1,035,000
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	750,000	810,843
EP Energy LLC / Everest Acquisition Finance, Inc., 6.875%, 5/1/19	500,000	512,500
Family Tree Escrow LLC, 5.25%, 3/1/20 (e)	1,000,000	1,047,500
FCA US LLC / CG Co-Issuer, Inc.:
8.00%, 6/15/19	1,700,000	1,782,875
8.25%, 6/15/21	500,000	554,555
First Data Corp., 11.75%, 8/15/21	2,530,000	2,925,312
Frontier Communications Corp., 6.25%, 9/15/21	1,000,000	1,002,500
General Motors Financial Co., Inc.:
3.50%, 7/10/19	500,000	513,332
4.00%, 1/15/25	1,000,000	1,019,916
Genworth Holdings, Inc., 4.80%, 2/15/24	550,000	462,688
Global Brass & Copper, Inc., 9.50%, 6/1/19	500,000	537,500
Halcon Resources Corp., 9.75%, 7/15/20	1,000,000	705,000
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	1,000,000	1,057,500
HCA, Inc.:
3.75%, 3/15/19	2,000,000	2,026,880
5.25%, 4/15/25	500,000	540,000
HJ Heinz Co., 4.875%, 2/15/25 (e)	1,750,000	1,896,562
Hologic, Inc., 6.25%, 8/1/20	571,000	592,412
iHeartCommunications, Inc., 10.00%, 1/15/18	1,250,000	1,062,500
Ineos Finance plc, 8.375%, 2/15/19 (e)	2,000,000	2,126,400
Infor Software Parent LLC / Infor Software Parent, Inc., 7.125%, 5/1/21 (e)	750,000	742,732
Infor US, Inc., 9.375%, 4/1/19	500,000	536,150
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	2,250,000	2,272,500

14 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

Intelsat Luxembourg SA:
6.75%, 6/1/18	$1,150,000	$1,127,000
7.75%, 6/1/21	500,000	461,250
Interactive Data Corp., 5.875%, 4/15/19 (e)	1,000,000	1,010,000
International Lease Finance Corp., 3.875%, 4/15/18	1,250,000	1,268,750
JLL/Delta Dutch Newco BV, 7.50%, 2/1/22 (e)	750,000	780,000
KB Home, 4.75%, 5/15/19	500,000	488,750
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	1,425,000	1,482,000
Kinetic Concepts, Inc., 10.50%, 11/1/18	1,000,000	1,082,500
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,304,000	1,408,320
Level 3 Communications, Inc., 8.875%, 6/1/19	250,000	263,125
Level 3 Financing, Inc., 3.826%, 1/15/18 (r)	1,000,000	1,007,500
Masco Corp., 4.45%, 4/1/25	750,000	774,375
Memorial Resource Development Corp., 5.875%, 7/1/22 (e)	1,000,000	940,000
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., 7.50%, 8/1/18 (e)	737,000	751,740
Michaels Stores, Inc., 5.875%, 12/15/20 (e)	750,000	770,625
Micron Technology, Inc.:
5.25%, 8/1/23 (e)	500,000	508,750
5.50%, 2/1/25 (e)	1,000,000	1,007,500
MSCI, Inc., 5.25%, 11/15/24 (e)	1,000,000	1,033,750
Navient Corp., 5.875%, 3/25/21	1,000,000	996,250
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22 (e)	2,000,000	2,012,500
NII Capital Corp., 7.625%, 4/1/21 (p)*	1,000,000	305,000
Northern Tier Energy LLC / Northern Tier Finance Corp., 7.125%, 11/15/20	850,000	872,788
Novelis, Inc., 8.375%, 12/15/17	500,000	522,500
Numericable-SFR SAS:
4.875%, 5/15/19 (e)	1,000,000	995,000
6.00%, 5/15/22 (e)	1,000,000	1,012,500
Permian Holdings, Inc., 10.50%, 1/15/18 (e)	750,000	412,500
Petco Animal Supplies, Inc., 9.25%, 12/1/18 (e)	1,100,000	1,155,000
Plastipak Holdings, Inc., 6.50%, 10/1/21 (e)	1,000,000	1,017,500
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,062,500
QEP Resources, Inc., 5.25%, 5/1/23	500,000	490,000
Rite Aid Corp., 6.125%, 4/1/23 (e)	1,900,000	1,947,500
Rosetta Resources, Inc.:
5.625%, 5/1/21	500,000	470,000
5.875%, 6/1/24	500,000	465,000
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,500,000	1,509,840
Serta Simmons Holdings LLC, 8.125%, 10/1/20 (e)	1,000,000	1,052,500
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23 (e)	1,000,000	1,017,500
Sophia LP / Sophia Finance, Inc., 9.75%, 1/15/19 (e)	250,000	268,125
Spencer Spirit Holdings, Inc., 9.00%, 5/1/18 (e)	2,050,000	2,078,188
Sprint Capital Corp., 6.90%, 5/1/19	1,750,000	1,809,063
Sprint Corp., 7.25%, 9/15/21	1,750,000	1,758,750
Standard Pacific Corp., 8.375%, 5/15/18	500,000	571,250

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

CORPORATE BONDS - CONT'D	PRINCIPAL AMOUNT	VALUE

SUPERVALU, Inc., 6.75%, 6/1/21	$1,000,000	$1,030,000
Telecom Italia SpA, 5.303%, 5/30/24 (e)	1,000,000	1,047,500
TerraForm Power Operating LLC, 5.875%, 2/1/23 (e)	500,000	518,750
T-Mobile USA, Inc.:
6.542%, 4/28/20	750,000	789,375
6.125%, 1/15/22	500,000	515,625
6.50%, 1/15/24	500,000	522,500
TransDigm, Inc., 5.50%, 10/15/20	750,000	740,625
Transocean, Inc., 3.80%, 10/15/22	500,000	364,844
United Rentals North America, Inc.:
7.375%, 5/15/20	500,000	540,313
7.625%, 4/15/22	500,000	547,000
US Shale Solutions, Inc., 12.50%, 9/1/17 (e)	500,000	288,745
Virgin Australia Trust:
6.00%, 4/23/22 (e)	411,816	426,229
5.00%, 4/23/25 (e)	859,052	904,152
VWR Funding, Inc., 7.25%, 9/15/17	500,000	521,875
West Corp., 5.375%, 7/15/22 (e)	750,000	733,125
Williams Partners LP / ACMP Finance Corp.:
6.125%, 7/15/22	1,000,000	1,059,500
4.875%, 3/15/24	500,000	502,500

Total Corporate Bonds (Cost $114,052,337)		114,498,547

MUNICIPAL OBLIGATIONS - 0.3%
Government Development Bank for Puerto Rico Revenue Bonds, 4.704%, 5/1/16	500,000	390,105

Total Municipal Obligations (Cost $438,566)		390,105

TIME DEPOSIT - 7.5%
State Street Bank Time Deposit, 0.088%, 4/1/15	9,632,570	9,632,570

Total Time Deposit (Cost $9,632,570)		9,632,570

EQUITY SECURITIES - 0.0%	SHARES
US Shale Solutions, Inc., Warrants (b)(e)*	500	—

Total Equity Securities (Cost $0)		—

TOTAL INVESTMENTS (Cost $127,852,469) - 99.4%		128,269,380
Other assets and liabilities, net - 0.6%		735,063
NET ASSETS - 100%		$129,004,443

See notes to financial statements.

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(b)    This security was valued under the direction of the Board of Trustees. See Note A.
(e)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(p)    Security is in default and is no longer accruing interest.
(r)    The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*    Non-income producing security.
Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2015

ASSETS
Investments in securities, at value (Cost $127,852,469) - see accompanying schedule	$128,269,380
Receivable for securities sold	5,272,133
Receivable for shares sold	362,773
Interest receivable	1,949,281
Other assets	31,733
Total assets	135,885,300

LIABILITIES
Payable for securities purchased	6,569,173
Payable for shares redeemed	205,627
Payable to Calvert Investment Management, Inc.	43,351
Payable to Calvert Investment Administrative Services, Inc.	10,907
Payable to Calvert Investment Services, Inc.	1,558
Payable to Calvert Investment Distributors, Inc.	19,027
Accrued expenses and other liabilities	31,214
Total liabilities	6,880,857

NET ASSETS	$129,004,443

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,383,556 shares outstanding	$64,972,899
Class C: 211,087 shares outstanding	6,378,245
Class I: 1,333,366 shares outstanding	43,814,046
Class Y: 692,947 shares outstanding	21,583,441
Undistributed net investment income	21,486
Accumulated net realized gain (loss)	(8,182,585)
Net unrealized appreciation (depreciation)	416,911

NET ASSETS	$129,004,443

NET ASSET VALUE PER SHARE
Class A (based on net assets of $66,321,640)	$27.82
Class C (based on net assets of $5,948,750)	$28.18
Class I (based on net assets of $36,628,892)	$27.47
Class Y (based on net assets of $20,105,161)	$29.01

See notes to financial statements.
18 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$4,090,506
Dividend income	23,424
Total investment income	4,113,930

Expenses:
Investment advisory fee	420,041
Administrative fees	64,622
Transfer agency fees and expenses	102,235
Distribution Plan expenses:
Class A	82,441
Class C	30,326
Trustees' fees and expenses	7,591
Custodian fees	21,716
Registration fees	24,365
Reports to shareholders	7,735
Professional fees	15,378
Accounting fees	13,309
Miscellaneous	6,375
Total expenses	796,134
Reimbursement from Advisor:
Class A	(108,941)
Class C	(5,147)
Class I	(32,972)
Class Y	(14,344)
Net expenses	634,730

NET INVESTMENT INCOME	3,479,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(7,914,166)
Change in unrealized appreciation (depreciation)	3,015,276

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,898,890)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,419,690)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$3,479,200	$6,543,429
Net realized gain (loss)	(7,914,166)	3,231,516
Change in unrealized appreciation (depreciation)	3,015,276	(4,430,646)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,419,690)	5,344,299

Distributions to shareholders from:
Net investment income:
Class A shares	(1,744,704)	(3,518,578)
Class C shares	(130,124)	(205,969)
Class I shares	(1,090,334)	(2,336,728)
Class Y shares	(510,888)	(479,089)
Net realized gain:
Class A shares	(1,678,455)	(836,008)
Class C shares	(152,299)	(56,823)
Class I shares	(1,002,578)	(582,356)
Class Y shares	(474,713)	(84,095)
Total distributions	(6,784,095)	(8,099,646)

Capital share transactions:
Shares sold:
Class A shares	12,712,005	39,165,330
Class C shares	841,727	2,878,615
Class I shares	2,268,066	16,417,167
Class Y shares	9,688,797	13,132,629
Reinvestment of distributions:
Class A shares	3,256,561	4,135,716
Class C shares	267,218	245,760
Class I shares	2,092,912	2,848,791
Class Y shares	958,210	551,318
Redemption fees:
Class A shares	1,195	4,883
Class C shares	—	10
Class I shares	26	512
Class Y shares	79	4
Shares redeemed:
Class A shares	(13,771,617)	(28,277,945)
Class C shares	(922,394)	(704,744)
Class I shares	(7,779,669)	(15,666,365)
Class Y shares	(4,770,963)	(2,905,267)
Total capital share transactions	4,842,153	31,826,414

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,361,632)	29,071,067
See notes to financial statements.

20 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of period	$132,366,075	$103,295,008
End of period (including undistributed net investment income of $21,486 and $18,336, respectively)	$129,004,443	$132,366,075

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	448,462	1,283,425
Class C shares	29,098	93,045
Class I shares	81,804	543,179
Class Y shares	324,139	412,474
Reinvestment of distributions:
Class A shares	116,553	135,926
Class C shares	9,456	7,985
Class I shares	75,814	94,827
Class Y shares	32,930	17,440
Shares redeemed:
Class A shares	(488,367)	(925,641)
Class C shares	(32,348)	(22,833)
Class I shares	(278,947)	(521,655)
Class Y shares	(162,130)	(91,866)
Total capital share activity	156,464	1,026,306

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Calvert Fund is comprised of six separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of the assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities

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Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and municipal securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type, as well as dealer supplied prices, and such securities are generally categorized as Level 2 in the hierarchy. For collateralized mortgage-backed obligations and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current

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market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of March 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Collateralized mortgage-backed obligations	—	$1,707,422	—	$1,707,422
Commercial mortgage-backed securities	—	2,040,736	—	2,040,736
Corporate debt	—	114,498,547	—	114,498,547
Equity securities	—	—	$0**	—
Municipal obligations	—	390,105	—	390,105
Other debt obligations	—	9,632,570	—	9,632,570
TOTAL	—	$128,269,380	$0**	$128,269,380

* For a complete listing of investments, please refer to the Schedule of Investments. **Level 3 securities were valued at $0 and represent 0.0% of net assets.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

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Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Schedule of Investments footnotes on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.
Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers

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and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016. The contractual expense caps are 1.07%, 2.07%, .74%, and .82% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% for Classes A, C, I, and Y based on their average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $13,234 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $9,311 for the six months ended March 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board chair and Committee chairs each receive an additional $5,000 annual retainer. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities and U.S. Government securities, were $120,975,437 and $121,594,809, respectively. U.S. Government security purchases and sales were $1,825,256 and $1,826,565, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period ended March 31, 2015, there were no such transactions.
As of March 31, 2015, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,906,080
Unrealized (depreciation)	(1,721,313)
Net unrealized appreciation/(depreciation)	$184,767

Federal income tax cost of investments	$128,084,613

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NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of March 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS A SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$29.61	$30.12	$29.38
Income from investment operations:
Net investment income	.75	1.55	1.63
Net realized and unrealized gain (loss)	(1.07)	(.11)	.75
Total from investment operations	(.32)	1.44	2.38
Distributions from:
Net investment income	(.75)	(1.53)	(1.64)
Net realized gain	(.72)	(.42)	—
Total distributions	(1.47)	(1.95)	(1.64)
Total increase (decrease) in net asset value	(1.79)	(.51)	.74
Net asset value, ending	$27.82	$29.61	$30.12

Total return*	(1.02%)	4.80%	8.27%
Ratios to average net assets: A
Net investment income	5.30% (a)	5.06%	5.45%
Total expenses	1.40% (a)	1.37%	1.43%
Expenses before offsets	1.07% (a)	1.07%	1.11%
Net expenses	1.07% (a)	1.07%	1.11%
Portfolio turnover	102%	228%	293%
Net assets, ending (in thousands)	$66,322	$68,313	$54,608

		YEARS ENDED
CLASS A SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$26.75	$27.36	$24.92
Income from investment operations:
Net investment income	1.69	1.81	1.80
Net realized and unrealized gain (loss)	2.62	(.63)	2.39
Total from investment operations	4.31	1.18	4.19
Distributions from:
Net investment income	(1.68)	(1.79)	(1.75)
Net realized gain	—	—	—
Total distributions	(1.68)	(1.79)	(1.75)
Total increase (decrease) in net asset value	2.63	(.61)	2.44
Net asset value, ending	$29.38	$26.75	$27.36

Total return*	16.53%	4.17%	17.35%
Ratios to average net assets: A
Net investment income	6.00%	6.32%	6.98%
Total expenses	1.58%	1.56%	1.91%
Expenses before offsets	1.58%	1.56%	1.65%
Net expenses	1.58%	1.56%	1.65%
Portfolio turnover	273%	286%	233%
Net assets, ending (in thousands)	$37,623	$17,206	$9,427
See notes to financial highlights.

28 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS C SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$29.98	$30.48	$29.72
Income from investment operations:
Net investment income	.61	1.25	1.35
Net realized and unrealized gain (loss)	(1.08)	(.10)	.75
Total from investment operations	(.47)	1.15	2.10
Distributions from:
Net investment income	(.61)	(1.23)	(1.34)
Net realized gain	(.72)	(.42)	—
Total distributions	(1.33)	(1.65)	(1.34)
Total increase (decrease) in net asset value	(1.80)	(.50)	.76
Net asset value, ending	$28.18	$29.98	$30.48

Total return*	(1.50%)	3.76%	7.16%
Ratios to average net assets: A
Net investment income	4.30% (a)	4.05%	4.45%
Total expenses	2.24% (a)	2.15%	2.56%
Expenses before offsets	2.07% (a)	2.07%	2.10%
Net expenses	2.07% (a)	2.07%	2.10%
Portfolio turnover	102%	228%	293%
Net assets, ending (in thousands)	$5,949	$6,143	$3,861

PERIOD ENDED
CLASS C SHARES	SEPTEMBER 30, 2012 (z) ^^
Net asset value, beginning	$27.75
Income from investment operations:
Net investment income	1.11
Net realized and unrealized gain (loss)	1.81
Total from investment operations	2.92
Distributions from:
Net investment income	(.95)
Net realized gain	—
Total distributions	(.95)
Total increase (decrease) in net asset value	1.97
Net asset value, ending	$29.72

Total return*	10.67%
Ratios to average net assets: A
Net investment income	4.66% (a)
Total expenses	4.62% (a)
Expenses before offsets	2.65% (a)
Net expenses	2.65% (a)
Portfolio turnover	273%**
Net assets, ending (in thousands)	$1,732
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS I SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$29.25	$29.75	$29.03
Income from investment operations:
Net investment income	.79	1.62	1.71
Net realized and unrealized gain (loss)	(1.06)	(.09)	.73
Total from investment operations	(.27)	1.53	2.44
Distributions from:
Net investment income	(.79)	(1.61)	(1.72)
Net realized gain	(.72)	(.42)	—
Total distributions	(1.51)	(2.03)	(1.72)
Total increase (decrease) in net asset value	(1.78)	(.50)	.72
Net asset value, ending	$27.47	$29.25	$29.75

Total return*	(.84%)	5.16%	8.58%
Ratios to average net assets: A
Net investment income	5.63% (a)	5.38%	5.77%
Total expenses	.91% (a)	.89%	.95%
Expenses before offsets	.74% (a)	.74%	.79%
Net expenses	.74% (a)	.74%	.79%
Portfolio turnover	102%	228%	293%
Net assets, ending (in thousands)	$36,629	$42,556	$39,821

		YEARS ENDED
CLASS I SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z)	SEPTEMBER 30, 2010
Net asset value, beginning	$26.48	$27.08	$24.69
Income from investment operations:
Net investment income	1.86	1.97	1.99
Net realized and unrealized gain (loss)	2.56	(.58)	2.33
Total from investment operations	4.42	1.39	4.32
Distributions from:
Net investment income	(1.87)	(1.99)	(1.93)
Net realized gain	—	—	—
Total distributions	(1.87)	(1.99)	(1.93)
Total increase (decrease) in net asset value	2.55	(.60)	2.39
Net asset value, ending	$29.03	$26.48	$27.08

Total return*	17.19%	5.02%	18.14%
Ratios to average net assets: A
Net investment income	6.68%	7.00%	7.68%
Total expenses	1.00%	.97%	.97%
Expenses before offsets	1.00%	.97%	.97%
Net expenses	1.00%	.97%	.97%
Portfolio turnover	273%	286%	233%
Net assets, ending (in thousands)	$32,952	$29,735	$36,418
See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

		PERIODS ENDED
CLASS Y SHARES	MARCH 31, 2015 (z)	SEPTEMBER 30, 2014 (z)	SEPTEMBER 30, 2013 (z)
Net asset value, beginning	$30.83	$31.29	$30.49
Income from investment operations:
Net investment income	.82	1.65	1.79
Net realized and unrealized gain (loss)	(1.12)	(.07)	.75
Total from investment operations	(.30)	1.58	2.54
Distributions from:
Net investment income	(.80)	(1.62)	(1.74)
Net realized gain	(.72)	(.42)	—
Total distributions	(1.52)	(2.04)	(1.74)
Total increase (decrease) in net asset value	(1.82)	(.46)	.80
Net asset value, ending	$29.01	$30.83	$31.29

Total return*	(.89%)	5.07%	8.48%
Ratios to average net assets: A
Net investment income	5.55% (a)	5.29%	5.69%
Total expenses	.98% (a)	1.04%	1.28%
Expenses before offsets	.82% (a)	.82%	.84%
Net expenses	.82% (a)	.82%	.84%
Portfolio turnover	102%	228%	293%
Net assets, ending (in thousands)	$20,105	$15,355	$5,005

	PERIODS ENDED
CLASS Y SHARES	SEPTEMBER 30, 2012 (z)	SEPTEMBER 30, 2011 (z) ^
Net asset value, beginning	$27.08	$28.74
Income from investment operations:
Net investment income	1.72	.33
Net realized and unrealized gain (loss)	2.79	(1.99)
Total from investment operations	4.51	(1.66)
Distributions from:
Net investment income	(1.10)	—
Net realized gain	—	—
Total distributions	(1.10)	—
Total increase (decrease) in net asset value	3.41	(1.66)
Net asset value, ending	$30.49	$27.08

Total return*	16.88%	(5.78%)
Ratios to average net assets: A
Net investment income	5.92%	7.13% (a)
Total expenses	5.19%	2,723.84% (a)
Expenses before offsets	1.40%	1.40% (a)
Net expenses	1.40%	1.40% (a)
Portfolio turnover	273%	286%**
Net assets, ending (in thousands)	$1,338	$1
See notes to financial highlights.

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A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^    From inception July 29, 2011.
^^    From inception October 31, 2011.
See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between The Calvert Fund and the Advisor with respect to the Fund.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain

www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.
In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one-, three- and five-year periods ended June 30, 2014. The data also indicated that the Fund underperformed its Lipper index for the one- and five-year periods ended June 30, 2014, and outperformed its Lipper index for the same three-year period. Based upon its review, the Board concluded that the Fund's overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates’ level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size.

36 www.calvert.com CALVERT HIGH YIELD BOND FUND SEMI-ANNUAL REPORT (UNAUDITED)

The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT HIGH YIELD BOND FUND	CALVERT'S FAMILY OF FUNDS

Municipal Funds
Tax-Free Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Large Cap Value Fund
Social Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www. calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 28, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date:     May 28, 2015